UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1: Report to Shareholders

Parnassus Funds Annual Report

December 31, 2018

Parnassus FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report • 2018

February 8, 2019

Dear Shareholder,

After nine consecutive annual gains, the S&P 500 finally stumbled in 2018. Thankfully, it was a modest loss of just 4.38%. The Russell Midcap did worse, as it returned a loss of 9.06% for the year. Our equity funds were a mixed bag this year, as two of them outperformed their benchmarks and two fell short. Our most popular offering, the Parnassus Core Equity Fund, was easily our best-performing fund in 2018, beating the S&P 500 Index and its Lipper peer group average by over 4% and 7%, respectively. Lead portfolio manager Todd Ahlsten, with his nearly two decades of tenure on the Fund, deserves the lion’s share of credit for the terrific performance in 2018. The Parnassus Mid Cap Fund, managed by Matthew Gershuny and Lori Keith, also outperformed its Index and Lipper peer group average for the year. These two funds share a similar style, in that they are managed with an emphasis on minimizing downside risk. This approach paid off during the volatile fourth quarter.

The two equity funds that trailed their benchmarks, the Parnassus Endeavor Fund and the Parnassus Fund, still boast attractive long-term track records. Despite a challenging 2018, I’m confident that these funds will return to form in 2019 by posting attractive investment results.

Please see the following pages for more detailed information regarding each fund’s performance and the risks associated with investing in the Funds. Also included are the investment outlooks of our portfolio managers for the coming year. I hope you enjoy the reports and find them informative.

New Employee

During the fourth quarter, Leah Weaver joined Parnassus’s marketing team full time. She had previously interned with us while completing her undergraduate studies at the University of California, Berkeley. Leah earned a double major in legal studies and rhetoric, with honors in rhetoric and distinction in general scholarship. She worked throughout her college career, including positions ranging from museum assistant to venture capital intern. Leah is a classically trained singer and enjoys hiking, reading and writing.

Thank you for investing with the Parnassus Funds.

Yours truly,

Benjamin E. Allen

President and CEO

Annual Report • 2018

Parnassus Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2018, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $40.54, resulting in a loss of 9.73% for 2018. This compares to a loss of 4.38% for the S&P 500 Index (“S&P 500”) and a loss of 7.88% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the fourth quarter, the Parnassus Fund – Investor Shares fell 13.04%, which compares to a loss of 13.52% for the S&P 500 and a loss of 14.41% for the Lipper average.

Below is a table that summarizes the performance of the Parnassus Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended December 31, 2018.

Parnassus Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2018

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fund – Investor Shares	-9.73	5.94	6.45	14.26	0.84	0.84

Parnassus Fund – Institutional Shares	-9.57	6.09	6.56	14.32	0.69	0.69

S&P 500 Index	-4.38	9.26	8.49	13.12	NA	NA

Lipper Multi-Cap Core Funds Average	-7.88	6.58	5.52	11.61	NA	NA

The average annual total return for the Parnassus Fund – Institutional Shares from commencement (April 30, 2015) was 4.27%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Year in Review

The Parnassus Fund declined 9.73% on the year and trailed the S&P 500 by 5.35%. Sector allocations had a positive impact on our relative performance, with the most meaningful contributor being our lack of exposure to energy, as falling oil prices caused the sector to underperform the market. We expect the energy sector to underperform over the long term, as our society becomes more energy-efficient and better utilizes alternative energy sources. Poor stock selection, however, overwhelmed the benefits of our sector allocations.

Our worst performer was Alliance Data Systems, the leading private-label credit card issuer. It subtracted 242 basis points (One basis point is 1/100th of one percent.) from the Fund’s return, as the stock’s total return was a loss of 40.2%. (For this report, we will quote total return to the portfolio, which includes price change and dividends.) The shares fell as the company’s credit delinquency rates remained above management’s expectations, while its loan growth decelerated. We were disappointed with Alliance Data’s performance, but we’re holding onto our position because the management team is taking action to right the ship. The loan portfolio is being repositioned by discontinuing partnerships with struggling mall-based apparel retailers and focusing on growing verticals like hospitality, home furnishings and e-commerce. Alliance Data has also commenced a sale process for its marketing segment, Epsilon, which should sell at a higher valuation than the stock’s current multiple. As the loan portfolio repositioning bears fruit and the company repurchases stock with proceeds from the Epsilon sale, we expect 2019 will be a much better year for shareholders.

Patterson Companies, a distributor of dental and animal health products, cut 93 basis points from the Fund’s return, as the stock’s total return for the Fund was negative 34.1%. The company experienced a sharp decline in demand for its dental consumables and equipment due to the loss of exclusivity with its largest manufacturing partner, Dentsply Sirona. Additionally, Patterson experienced disruption from

Annual Report • 2018

internal sales-force changes and greater competition from online players such as Amazon. We sold the stock during the year after we lost confidence in management’s turnaround plan.

First Horizon National, a Tennessee-based regional bank, reduced the Fund’s return by 91 basis points, as its stock yielded a negative total return of 32.3%. The shares fell after loan growth came in below expectations when it took longer than expected to integrate its acquisition of Capital Bank. With the integration now complete, loan growth should accelerate in 2019. We believe that First Horizon’s dominant position in Tennessee, its diversified, low-risk loan book, and its new growth markets in the Carolinas and South Florida from the Capital Bank acquisition position the bank to outperform going forward.

Moving on to happier subjects, luxury hotelier Belmond was the Fund’s biggest winner, contributing 172 basis points to the Fund’s return, as its stock generated an amazing total return of 104.3%. The shares soared when the company announced it was selling itself for $25 per share to Paris-based luxury goods conglomerate LVMH. We’ve owned Belmond since 2013, and we remained confident that the stock price would eventually rise to reflect the value of the company’s iconic hotels. We’re happy that our patience was rewarded.

Motorola Solutions, the largest provider of mission-critical communications solutions, added 105 basis points to the Fund’s return as its total return was 29.6%. The stock moved higher as the company raised its full-year earnings guidance three times during the year due to broad-based demand for its land mobile radio systems and surveillance solutions from Avigilon, a recent acquisition. Motorola is winning market share and expanding its addressable markets by providing the most innovative and complete communications solutions to its public safety and corporate clients.

Thomson Reuters provides information and data for professionals in the legal, tax, accounting and financial sectors. The stock generated a total return of 14.3% and contributed 79 basis points to the Fund’s performance. The shares declined at the beginning of the year, as investors were initially disappointed by the company’s decision to sell a 55% interest in its financial segment to Blackstone. We added to our position on the weakness, because the sale allows Thomson

Reuters to focus on its higher-growth and higher-margin segments. Investors eventually came around to our perspective and the stock rebounded, then continued to move higher as revenue growth in its legal segment accelerated.

Parnassus Fund

As of December 31, 2018

(Percentage of net assets)

Annual Report • 2018

Top 10 Holdings
(percentage of net assets)

Thomson Reuters Corp.	4.6%

Alliance Data Systems Corp.	4.5%

Mondelez International Inc., Class A	4.0%

Hologic Inc.	4.0%

Motorola Solutions Inc.	3.9%

CVS Health Corp.	3.9%

Signature Bank	3.8%

Alphabet Inc., Class A	3.7%

Starbucks Corp.	3.7%

Novartis AG (ADR)	3.3%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

After posting positive returns for nine consecutive years, the S&P 500’s return was negative in 2018. It was a rollercoaster ride from start to finish. The market dropped at the beginning of the year and then rallied during the second and third quarters to reach all-time highs toward the end of September. The S&P 500 then finished the year with a vicious 20% drop. There are several explanations for the market’s abrupt drop: trade tensions have escalated between the U.S. and China; global economic growth is beginning to slow, particularly in Europe and China; and there is concern that the U.S. Federal Reserve’s fourth interest rate hike of 2018 could hamper growth in the U.S.

As we turn the page to 2019, a slowdown in U.S. growth seems likely. However, given still strong economic data, a recession does not seem to be right around the corner. The unemployment rate remains below 4%, interest rates are still low by historical standards and the consumer remains confident. In fact, Mastercard recently reported that consumers drove the best holiday sales season in six years. These data points are not typical of impending recessions.

Our credit-sensitive stocks fared poorly in 2018, as their valuations fell to levels last seen during the Great Financial Crisis of 2008–2009. Alliance Data and First Horizon were two of our worst performers, while air lessor Air Lease and New York–based Signature Bank didn’t fare much better. We have confidence in the credit quality and the capitalization of these companies, so we added to our positions in all four stocks. The valuation of transportation provider FedEx

Value on December 31, 2018

of $10,000 invested on December 31, 2008

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

also fell to recession levels, due in part to the cyclicality of its air freight segment, so we added to FedEx as well. If we’re right and the economy slows but doesn’t decline, all five stocks should move meaningfully higher. And if the economy does decline, since these stocks are already trading at recession-level valuations, we think they can still outperform.

Warren Buffet likes to say that you should be greedy when others are fearful. We took advantage of the fear in the market during the fourth quarter and went bargain hunting, finding five new companies to invest in. All five are secular winners with attractive growth opportunities and pristine balance sheets. We initiated a position in Old Dominion Freight Lines, the country’s fourth largest less-than-truckload (LTL) carrier. Old Dominion consistently gains market share due to its best-in-class service, which provides the company with access to more profitable freight. Old Dominion reinvests the profits in newer trucks, better technology and higher compensation, which improves the quality of the company’s service...and the virtuous cycle continues.

Emerging technologies like artificial intelligence and autonomous driving are becoming increasingly relevant, so we were excited to have the opportunity to invest in two companies empowering this future after their stocks fell for short-term reasons. NVIDIA is the leading provider of graphics processing units (GPUs). GPUs were traditionally used in gaming and professional visualization applications, but have also become critical for delivering accelerated computing

Annual Report • 2018

power in data centers, autonomous driving and machine learning. We believe the company is uniquely positioned to take advantage of these large and rapidly growing markets. We also initiated a position in Cadence Systems, which sells design hardware and software to semiconductor companies. Cadence is benefitting from an expanding customer base, increasing chip complexity and emerging technologies, all of which are creating exponential growth in data processing and storage needs. We think that earnings growth could meaningfully accelerate over the next few years, so we’re excited to own Cadence in the Fund.

In addition, we added Cerner, the largest publicly traded health care information technology company. Cerner has a history of innovation, providing a wide range of software, hardware and services that are used across hospitals, pharmacies and physician practices. The company recently signed a ten-year, $10 billion contract with the United States Department of Veterans Affairs, the largest health system in the world. Going forward, we believe Cerner has several exciting growth opportunities and the ability to expand margins.

Our last new holding is Adobe, inventor of the PDF file format and a leading software-as-a-service provider of creative and digital marketing solutions. Adobe’s products are mission critical in creating digital content, which is becoming increasingly relevant in today’s digital economy.

To make room for these positions, we sold three stocks during the fourth quarter. We exited eBay due to our concern that online niche marketplaces have disrupted its broad marketplace, which will result in slower growth. We sold Intel after generating a solid profit because we believe it’s losing market share in its important data center business. Finally, we exited long-term holding Redwood Trust for valuation reasons, as the stock was trading at book value.

At year-end, we believe that our portfolio is well positioned to deal with lower, but still positive, economic growth in 2019. We took advantage of the market’s swoon in the fourth quarter to add to our favorite cyclical names and pick up five new secular winners, so we’re excited about the Fund’s prospects.

Thank you for your investment in the Parnassus Fund.

Yours truly,

Robert J. Klaber Portfolio Manager

Ian E. Sexsmith Portfolio Manager

Annual Report • 2018

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2018, the net asset value (NAV) of the Parnassus Core Equity Fund – Investor Shares was $38.99. After taking dividends into account, the total return for the fourth quarter was a loss of 9.61%. This compares to a loss of 13.52% for the S&P 500 Index (“S&P 500”) and loss of 11.32% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the year, the Fund posted a loss of 0.18% versus a loss of 4.38% for the S&P 500 and loss of 7.25% for the Lipper average.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the Lipper average for all periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2018

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	-0.18	8.71	7.90	12.58	0.87	0.87

Parnassus Core Equity Fund – Institutional Shares	0.05	8.94	8.13	12.80	0.64	0.64

S&P 500 Index	-4.38	9.26	8.49	13.12	NA	NA

Lipper Equity Income Funds Average	-7.25	6.89	5.44	10.61	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 9.52%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Year in Review

The Parnassus Core Equity Fund – Investor Shares provided significant downside protection during 2018,

reporting a loss of only 0.18%, which beat the S&P 500 by 420 basis points. (One basis point is 1/100th of one percent.) As bottom-up stock investors, we are very pleased that stock selection, as opposed to sector allocations, was the source of all of the Fund’s outperformance in 2018.

The Fund’s holdings in two sectors significantly outperformed the benchmark. Our consumer staples and industrials holdings each contributed more than 100 basis points of positive stock-selection effect. For instance, the Fund’s investments in consumer staples rose more than 11%, while the average stock in that sector fell 8%. The only sector with significantly negative stock-selection effect was health care, which accounted for a 174 basis point headwind to our relative performance.

Only three stocks reduced the Fund’s return by more than 40 basis points. National Oilwell Varco, a global supplier of equipment and technology for energy companies, shaved 56 basis points from the Fund’s return, as its stock posted a total return loss of 28.3%. (For this report, we will quote total return to the portfolio, which includes price change and dividends.) Oil prices were down 24% for the year, having surged more than 20% through the first nine months before dropping 40% in the fourth quarter. Despite OPEC’s announcement in December that they would support oil prices by curtailing production, investors’ concerns shifted from excess oil supply to lower oil demand amid worries about a potential global growth slowdown. We continue to hold the stock as we think that the company remains the industry’s dominant equipment manufacturer.

Annual Report • 2018

Charles Schwab, the San Francisco–based bank and brokerage firm, returned a negative 18.4%, trimming our return by 45 basis points. While Schwab’s earnings grew impressively during 2018, the stock fell significantly during the fourth quarter. The prospect of slower economic growth lowered the outlook for future interest rate hikes, which would limit the company’s ability to increase the yield on its deposits. In addition, the fourth quarter stock market drop trimmed client assets, which will be a headwind to 2019 earnings growth. While 2018 was a tough year for the stock, we’re holding our Schwab position because the company continues to gain market share due to its intuitive online platform and terrific client service.

UPS, the package delivery company, returned a negative 15.5%, reducing the Fund’s return by 44 basis points. The company increased capital spending during the year and said that it will maintain an elevated level of spending over the next three years. In the short-to-medium-term, these investments in new sorting facilities, equipment, automation and technology will depress earnings and cash flows. Investors also remained cautious amid reporting that Amazon may introduce a competing delivery service. The risk of disruption from Amazon delivery seems relatively low for now because it is more likely aimed at supplementing rather than supplanting existing delivery networks. We think that UPS is undervalued, and that margin headwinds should fade with better pricing and continued network productivity.

Despite a negative year for the S&P 500, we are pleased that the Fund held three stocks that boosted the Fund’s return by at least 50 basis points. Mastercard, the leading payments company, had another terrific year, adding 70 basis points to the Fund’s return as the stock gained 25.3%. The company continues to grow revenues and earnings at a strong clip due to payment volume growth and new partnerships.

Motorola Solutions, the largest provider of mission-critical communications solutions, added 58 basis points to the Fund’s return with a 29.6% return for the stock. Motorola’s stock moved higher as the company raised its 2018 earnings guidance three times over the year due to broad-based demand for land mobile radio systems and surveillance solutions from Avigilon, a recently acquired subsidiary. Motorola is gaining market share and expanding its addressable markets by providing the most innovative and complete communications solutions to its public safety and corporate clients.

WD-40, the global multi-purpose maintenance product company, increased the Fund’s return by 52 basis points as the stock gained 57.7%. The company’s sales and earnings reached record highs during the year, as management continued its strategy to distribute its products into new markets. The company also plans to increase its capital investment to support new product innovation that will lower manufacturing costs and improve gross margins over the long term.

Parnassus Core Equity Fund

As of December 31, 2018

(Percentage of net assets)

Annual Report • 2018

Top 10 Holdings
(percentage of net assets)
The Walt Disney Co.	4.9%
Linde plc	4.7%
CVS Health Corp.	4.6%
3M Company	4.0%
The Clorox Company	3.8%
Starbucks Corp.	3.6%
Mastercard Inc., Class A	3.6%
Cadence Design Systems Inc.	3.4%
American Express Co.	3.3%
Synopsys Inc.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The headline for 2018 was a return of volatility and the first annual decline for the S&P 500 since 2008. After a strong first nine months supported by robust economic activity and earnings growth, the stock market plunged from a year-to-date gain of almost 11% as of October 1st to a loss of 10% by December 24th. Stocks went down as investors started worrying that earnings growth was unsustainably high due to factors such as the major tax cut, elevated government spending and stock buybacks. At the same time, interest rate hikes and wider credit spreads increased balance sheet risk for highly leveraged companies. In addition, we saw elevated political tensions during the fourth quarter, especially regarding trade wars and the government shutdown.

The key question we’re focused on as we enter 2019 is which companies we should own when GDP growth is slowing and volatility is elevated. We think the answer is high-quality companies trading at reasonable valuations. Such companies have high recurring demand for their products and services, long-term secular growth drivers, sustainable competitive advantages and healthy balance sheets. This is the same approach that has historically led to strong relative performance for the Fund in times of decelerating growth and heightened volatility, for example in 2000–2002, 2008 and 2018.

During the fourth quarter, the Fund exited two holdings. We sold a leading semiconductor company, Intel, at $48 per share after a successful investment. Despite an expanding datacenter market, the company faces increasing competitive threats to its dominant

Value on December 31, 2018

of $10,000 invested on December 31, 2008

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

position in server central processing units (CPUs). In addition, we are concerned that Intel’s CEO search is a distraction that could impact results. We also exited Novartis, a large Swiss pharmaceutical and health care company. The stock reached our fair-value estimate after it rose 18.9% from $74 in mid-June to $88 in November, so we exited the position.

The fourth quarter decline for many stocks presented three new opportunities for the Fund, all of which should benefit from the ongoing digitization of the economy. The first of these is Digital Realty, a real estate company that owns scarce land and datacenters in strategic locations. The stock saw some weakness as the company announced they were raising equity for development, and investors grew concerned about a slowdown in capital spending from their large “hyperscale” customers. We believe the company is uniquely positioned with a portfolio of irreplaceable internet gateways and unrivaled capacity for large-scale deployments. As cloud computing and artificial-intelligence adoption continue to grow, the company should benefit well into the future.

The second new holding is NVIDIA. This chip company is the leading provider of graphics processing units (GPUs), which have traditionally been used in gaming and professional visualization applications. Today, GPUs have also become critical for delivering accelerated computing power in applications such as machine learning and autonomous driving. We have long admired the company, and we bought shares after the stock fell almost 50% within eight weeks after

Annual Report • 2018

a disappointing earnings report. The stock’s plunge, largely related to temporary cryptocurrency-related channel issues, provided an attractive entry opportunity.

The last stock we added is Microsoft, the leading provider of business productivity software and the number two provider of cloud computing services. Microsoft has unrivaled enterprise relationships and a comprehensive portfolio of offerings across information technology, from infrastructure to software. The enterprise transition to the cloud is still nascent and, as it matures, Microsoft should become even more engrained in the digitized economy.

With the additions of NVIDIA and Microsoft, we reduced our underweight allocation to the information technology sector. The Fund’s largest underweight at year-end relative to the S&P 500 was the financials sector. This is due to the heightened probability that the yield curve will invert, which would be a headwind for bank earnings. We are still significantly underweight in energy stocks, as oil prices suffer from excess supply and weak demand. Our third significant underweight allocation is to the consumer discretionary sector, where valuations for many companies, especially Amazon, remain elevated relative to our appraisal of their fundamentals.

The Fund’s largest overweight sectors are industrials and materials, where we own a basket of companies that feature high recurring revenues and increasingly relevant products for the global economy. We remain overweight in the consumer staples sector, where we own solid franchises with defensive characteristics. Given these sector weightings and other portfolio characteristics, we think the Fund should perform well relative to the S&P 500, especially if volatility remains elevated throughout 2019.

Thank you for your confidence and investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten Lead Portfolio Manager

Benjamin E. Allen Portfolio Manager

Annual Report • 2018

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2018, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $28.87, so after taking dividends into account, the total return for the year was a loss of 13.49%. This compares to a loss of 4.38% for the S&P 500 Index (“S&P 500”) and a loss of 7.88% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). Clearly, it was a tough year for the Parnassus Endeavor Fund. After averaging over 18% per year for the previous five years, the Fund experienced its biggest drop since the 2008 financial crisis. Both of our benchmarks (Lipper average and the S&P 500) also posted losses, but much less than the Fund.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You’ll notice that while we’re way behind our benchmarks for the one-year period, the Fund is ahead of the Lipper average for the three-year period, and a little over one percent behind the S&P 500. We’re ahead of all the indices for the five- and ten-year periods.

We’re very disappointed with our performance this year; it’s the first time in the 13-year history of the Fund that we’ve underperformed the market by such a large margin. Our goal is to do much better in 2019, and we’ll work hard to give you the kind of returns we’ve had through most of our history.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2018

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	-13.49	7.97	9.02	16.08	0.92	0.92

Parnassus Endeavor Fund – Institutional Shares	-13.25	8.21	9.18	16.17	0.72	0.72

S&P 500 Index	-4.38	9.26	8.49	13.12	NA	NA

Lipper Multi-Cap Core Funds Average	-7.88	6.58	5.52	11.61	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 6.60%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Year in Review

There were five stocks that each sliced more than 100 basis points from the Fund’s return. (A basis point is 1/100th of one percent.) There was no stock that added 100 basis points to the NAV. (There was, however, one issue that contributed 98 basis points.)

Our worst performer was toy manufacturer Mattel, which sliced 199 basis points from the Fund’s performance, as its stock dropped a total return of 35.0% from $15.38 to $9.99 during the year. (For this report, we will quote total return to the portfolio, which includes price change and dividends.) As the saying goes, bad luck comes in threes, and this unfortunately held true for Mattel in 2018. Toys“R”Us, the largest U.S. toy-store chain, announced the liquidation of its domestic stores in March, which reduced toy revenues across the industry. In July, the company revealed it had overestimated demand in China, and in December, the company lost part of the DC Comics toy contract to competitor Spin Master. 2018 was a difficult year for Mattel, but we remain optimistic about the company’s future. Key brands like Barbie and Hot Wheels are growing, and the company is repositioning itself to drive overall revenue growth through its new film and franchising divisions. Mattel’s 2018 corporate restructuring plan has significantly reduced its operating costs, and we expect the combination of growing revenue and falling expenses to boost the stock.

Annual Report • 2018

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, reduced the Fund’s return by 170 basis points, as its stock went from our average cost of $20.67 to $12.53 for a loss of 39.1%. Retail store bankruptcies and inventory reductions by key customers, such as Walmart and Target, led to lower sales for its basics and innerwear products in the U.S. Target also announced that it will discontinue the C9 Champion apparel brand when the exclusive contract ends in January 2020. Despite the lost future revenue, management remained confident in the long-term potential of the Champion brand, with continued double-digit growth in all regions. Within the challenging intimates category, management commented on market share beginning to stabilize after multiple quarters of decline, as the company introduced new product designs and innovation.

Alliance Data Systems, the leading private label credit card issuer, cut 162 basis points from the Fund’s return as the stock fell from $253.48 to $150.08, for a loss of 40.2%. The shares fell as the company’s credit delinquency rates remained above management’s expectations, while its loan growth decelerated. We were disappointed with Alliance Data’s performance, but we’re holding onto our position because the management team is taking action to right the ship. The loan portfolio is being repositioned by discontinuing partnerships with struggling mall-based apparel retailers and focusing on growing industries like hospitality, home furnishings and e-commerce. Alliance Data has also commenced a sale process for its marketing segment, Epsilon, which should sell at a higher valuation than the stock’s current multiple. As the loan portfolio repositioning bears fruit and the company repurchases stock with proceeds from the Epsilon sale, we expect 2019 will be a better year for shareholders.

Perrigo, the leading producer of store-brand generic drugs, subtracted 138 basis points from the Fund’s return, as its stock declined from $87.16 to $38.75, for a loss of 55.1%. The company’s board surprised investors by appointing a new CEO to replace the person it had selected only ten months earlier. New management subsequently lowered the company’s financial forecast due to price erosion in its prescription topicals business, which has been marked for sale. The stock took another blow after the Irish government assessed a €1.6 billion tax bill on one of Perrigo’s subsidiaries. We expect the stock to rebound, as management focuses on stabilizing the consumer health business, divesting underperforming assets and appealing the tax ruling.

Parnassus Endeavor Fund

As of December 31, 2018

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Annual Report • 2018

Top 10 Holdings
(percentage of net assets)
Applied Materials Inc.	5.9%
Lam Research Corp.	5.5%
Micron Technology Inc.	5.5%
Cummins Inc.	5.4%
Mattel Inc.	5.3%
Starbucks Corp.	5.2%
Gilead Sciences Inc.	5.1%
Celgene Corp.	4.9%
American Express Co.	4.6%
Hanesbrands Inc.	4.1%

Portfolio characteristics and holdings are subject to change periodically.

Micron Technology sliced 129 basis points from the Fund’s performance, as its stock sank from $41.12 to $31.73 for a loss of 22.8% for the year. Prices for Micron’s dynamic random-access memory chips (DRAMs) declined this year, after rising steadily for two years. This stoked investor fears that the cycle had peaked, and this fear was magnified when management lowered their profit forecast, citing weaker personal computer demand, higher inventory with customers and the potential impact of the U.S.-China trade dispute. We think Micron’s shares have sold off too much, however, as strong demand from datacenters and the Internet of Things (IoT) should increase sales of memory chips for years to come.

The big winner for the year was Autodesk, the leading software provider for architects, engineers and designers. Its stock soared from $104.83 to $128.61, yielding a total return of 22.7% for the year and increasing the Fund’s return by 98 basis points. Surging demand for its cloud-based products increased revenue and earnings, while the number of subscribers moved higher. The company also gained share in the construction lifecycle-management market with the acquisitions of three fast-growing companies. We believe profits will continue to grow as customers adopt Autodesk’s software tools in the design process.

Value on December 31, 2018

of $10,000 invested on December 31, 2008

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

2018 was a challenging year for stock markets around the world and for the Parnassus Endeavor Fund. The S&P 500 broke its nine-year streak of annual gains with its first money-losing year since the end of the global financial crisis. Investor sentiment, which rode high for the first three quarters of the year, abruptly soured in the fourth quarter. What changed? For one thing, the U.S. trade war with China accelerated a slowdown already underway in one of the world’s largest economies. The U.S. economy also cooled due to rising interest rates and the fading effect of last year’s tax cuts. These factors reached a breaking point in early October with a sell-off in high-flying technology stocks.

While we can’t predict every threat to stocks, we do spend a lot of time thinking about downside risk. There are three main ways we try to protect ourselves. First, we look for stocks that are trading at a significant discount to their intrinsic value and only buy stocks that are cheap compared to the company’s own history or its industry. We also check for strong balance sheets that can help a company weather a variety of storms. Lastly, we want companies that generate excess profits and use them to reward shareholders and employees

Annual Report • 2018

alike. These measures are by no means foolproof. In the short term, the stock market can ignore our assessments of quality and value, as it did this year, and cause the Fund to underperform. We’re confident our holdings are worth more than what we paid for them, and at some point, our stocks should move higher. In the meantime, our short-term performance can vary widely from the overall market.

We’re not changing our approach because we know that it works. The Parnassus Endeavor Fund’s long-term track record is excellent and includes periods of temporary underperformance such as this one. When we’re in it, the rough patches are extremely painful, to be sure, but they’re also opportunities to stock up on companies that will roar back when investor worries abate. Unfortunately, there’s no way of knowing how long that will take. Experience gives us the confidence that buying high-quality companies at bargain prices will eventually reward the patient investor.

Thank you for investing in the Parnassus Endeavor Fund.

Jerome L. Dodson
Lead Portfolio Manager

Billy J. Hwan
Portfolio Manager

Annual Report • 2018

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2018, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $28.86, and after taking dividends into account, the total return for 2018 was a loss of 6.64%. This compares to a loss of 9.06% for the Russell Midcap Index (“Russell”) and a loss of 7.88% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, the Fund was down 11.18%, less than the Russell’s 15.37% loss and the Lipper average’s 14.41% loss.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. The Fund’s long-term track record remains very good, and we’re pleased to report that the Fund outperformed both of its benchmarks in nearly all the listed periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2018

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	-6.64	7.86	6.71	13.40	1.01	0.99

Parnassus Mid Cap Fund – Institutional Shares	-6.39	8.10	6.89	13.50	0.75	0.75

Russell Midcap Index	-9.06	7.04	6.26	14.03	NA	NA

Lipper Multi-Cap Core Funds Average	-7.88	6.58	5.52	11.61	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 6.20%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2019, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

The Russell Midcap Index dropped more than 9% in 2018, but this result doesn’t tell the whole story. Mid-cap stocks rose almost 8% through the middle of September, as investors focused on positive news such as the strong domestic economy and robust earnings growth boosted by the corporate tax cut. Sentiment turned sour shortly afterward, when investors became fixated on threats from rising interest rates, domestic political pageantry and the trade war with China. The sell-off was steep and fast, with mid-cap stocks falling an astonishing 21% from peak to trough. While we are never happy to report a loss, the silver lining is that for the year, the Fund outperformed the Russell by 242 basis points and the Lipper average by 124 basis points. (One basis point is 1/100th of one percent.)

From a sector-allocation perspective, the Fund benefitted from being underweight relative to the Russell Index in the energy and financial sectors, two of the worst-performing sectors in the benchmark. These allocations increased the Fund’s return relative to the Russell by 36 and 33 basis points, respectively. Our underweight position relative to the Russell in the information technology sector hurt the Fund the most, subtracting 44 basis points from the Fund’s return. Our overweight position relative to the Russell in the materials sector also hurt, cutting 32 basis points from the Fund’s return.

As usual, the primary driver of the Fund’s performance was stock selection rather than sector allocation. The Fund’s health care and financial stock selection hurt performance relative to the Russell by 157 and 100 basis points, respectively. Conversely, strong stock selection in industrials and the information technology

Annual Report • 2018

sectors helped the Fund’s performance relative to the Russell by 295 and 200 basis points, respectively.

The Fund’s weakest performer was First Horizon National, a Tennessee-based regional bank. The stock subtracted 134 basis points from the Fund’s return, as its shares yielded a total negative return of 32.3%. (For this report, we will quote total return to the portfolio, which includes price change and dividends.) The shares fell after loan growth came in below expectations, as the integration of its recently completed acquisition of Capital Bank took longer than expected. First Horizon shares were also under pressure throughout the year, along with other bank stocks, as investors worried that the flattening yield curve would reduce net interest revenues and could portend a recession, which would increase credit losses. With the integration of Capital Bank now complete, we expect loan growth to accelerate in 2019. We continue to like First Horizon’s dominant position in Tennessee, its diversified, low-risk loan book, its exposure to growth markets in the Carolinas and South Florida and its cheap valuation.

Dentsply Sirona, one of the largest manufacturers of dental equipment and consumables, subtracted 123 basis points from the Fund’s return, as the total return of its stock was negative 43.0% for the year. The stock fell throughout the year because revenue growth repeatedly missed investors’ expectations. The company’s equipment business was hurt by material destocking headwinds, especially in the second half of 2018. Management unveiled a restructuring plan in late 2018, aiming to simplify the business, reduce duplicate facility costs and boost operating margins. We believe the stock is now attractively valued relative to expectations, and we see upside ahead, if management can successfully execute its restructuring plan and deliver higher revenue growth through product innovation and improved sales effectiveness.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, reduced the Fund’s return by 114 basis points, as its stock posted a 38.0% loss. Retail store bankruptcies and inventory reductions by key customers such as Walmart and Target led to sluggish demand for its basics and innerwear products in the U.S. Target also announced that it is discontinuing Hanes’s C9 Champion apparel brand when the exclusive contract ends in January 2020. Despite the lost future revenue, management remains confident in the long-term potential of the global Champion brand, which continues to grow revenue by double-digit percentages in all regions. Within the challenging intimates category, management is introducing new product designs and innovations, which is helping to stabilize this business after multiple quarters of decline.

Parnassus Mid Cap Fund

As of December 31, 2018

(Percentage of net assets)

Annual Report • 2018

Top 10 Holdings
(percentage of net assets)
Teleflex Inc.	4.5%
Hologic Inc.	4.4%
Motorola Solutions Inc.	4.3%
Fiserv Inc.	3.8%
First Horizon National Corp.	3.7%
Xylem Inc.	3.7%
Verisk Analytics Inc.	3.4%
The Clorox Company	3.2%
Trimble Inc.	3.1%
Sempra Energy	3.0%

Portfolio characteristics and holdings are subject to change periodically.

Our biggest winner was Motorola Solutions, the largest provider of mission-critical communications solutions. The stock added 99 basis points to the Fund’s return as its total return was 29.6%. The stock moved higher as the company raised its 2018 earnings guidance three times over the year due to broad-based demand for land mobile radio systems and surveillance solutions from Avigilon, a recent acquisition. Motorola is winning market share and expanding its addressable markets by providing the most innovative and complete communications solutions to its public safety and corporate clients.

McCormick, the herb and spice seasonings company, contributed 79 basis points to the Fund’s return, as the total return of its shares was 39.0%. The stock moved higher as the company benefited from healthy demand following distribution gains and increased brand marketing. The acquisition a year ago of Frank’s RedHot sauces and French’s condiments also contributed to the strong performance, as these brands saw accelerated growth. Management also noted that this strong momentum should continue through strengthening distribution, product innovation, improved category management and brand marketing investments.

Integrated Device Technology, Inc., a leading provider of high-performance analog mixed-signal solutions, contributed 54 basis points to the Fund’s return, as the total return of its shares was 58.4%. The stock rose in the summer after the company delivered better than expected earnings. The shares jumped again after the company announced an agreement with Renesas

Value on December 31, 2018

of $10,000 invested on December 31, 2008

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Electronic Corporation to be acquired for $49 per share in an all-cash transaction.

Outlook and Strategy

After a nearly ten-year bull market, the Russell tumbled sharply in late 2018. The economy is still healthy by most measures and inflation remains in check, but the same issues that plagued the market starting at the end of the third quarter of 2018 persist as we enter 2019. The overall theme is fear of a slowing global economy, but specific concerns include uncertainty related to international and domestic political and economic conflicts, economic weakness in China and emerging markets, rising consumer and corporate leverage, the high federal budget deficit, rising interest rates and slowing corporate earnings growth. It’s difficult to predict whether these concerns will abate or deepen, but it’s fair to say that there are more moving parts than there have been for a while.

At year end, following the recent market rout, the Russell traded at about 14 times forward earnings estimates, a materially lower multiple than the 18 times we saw at this time last year and below the 20-year average of 16 times. Stocks are cheaper than they have been in a while, which is creating select buying opportunities. At the same time, for many stocks the range of outcomes has widened and expected earnings growth is less certain given the risks mentioned above. As a result, we are sticking to our knitting, focusing on maintaining a portfolio of individual businesses that we believe offer longer-term asymmetric risk-reward opportunities.

Annual Report • 2018

We took advantage of the recent market weakness to add to many of our high-quality positions as well as buy some new stocks. We initiated a position in Digital Realty, a real estate company that owns scarce datacenter properties in attractive markets. The stock pulled back when the company announced an equity sale to fund development and growth. Investors also worried about a spending slowdown by their largest customers. We believe these are short-term concerns, and that Digital’s assets are becoming increasingly relevant as enterprises move applications to the cloud and connectivity demands increase due to the emergence of the Internet of Things and artificial intelligence. Finally, the company has a strong competitive moat supported by global scale and high switching costs for its tenants.

We also initiated a position in Cerner, the largest publicly traded health care information technology company. Cerner has a dominant market position providing a wide range of software, hardware and services, which are used across hospitals, pharmacies and physician practices. Cerner’s core product, electronic medical records, operates in a duopoly, and nearly two-thirds of the company’s revenue is recurring. The company recently signed a ten-year, $10 billion contract with the United States Department of Veterans Affairs, the largest health system in the world. Going forward, we believe the company has several exciting growth opportunities and the ability to expand margins.

Reflecting our bottom-up process, the Fund currently has a 27% weighting in the less-cyclical consumer staples, health care and utilities sectors, as compared to 21% for the Russell. Our exposure to the more cyclical financials, consumer discretionary and energy sectors is 18%, which is well below the Russell’s 30%

weighting. We continue to own slightly more industrial stocks than the benchmark. Within this sector, we own innovative companies in growing markets such as Xylem and Fortive, along with several business service companies with significant recurring revenue such as Verisk Analytics. This positioning, which isn’t too different from past years, should enable the Fund to do well in many different market environments, but especially in the event of further weakness.

We’re pleased that our strategy is providing good long-term results to shareholders. We’re especially pleased that in the down-market years over the last decade – 2008, 2011, 2015 and 2018 – the Fund handily beat its benchmarks. We will continue to focus on owning responsible, well-managed, increasingly relevant businesses with sustainable competitive advantages. We are confident that this strategy will help the Fund outperform the market over the long term, by participating in up-markets, providing down-market outperformance and avoiding permanent capital losses.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny
Lead Portfolio Manager

Lori A. Keith
Portfolio Manager

Annual Report • 2018

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2018, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $15.92, producing a loss for the year of 1.12% (including dividends). This compares to a gain of 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a loss of 0.69% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 3.45%, and the unsubsidized SEC yield was 3.16%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2018

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-1.12	1.45	1.90	2.97	0.82	0.68

Parnassus Fixed Income Fund – Institutional Shares	-0.89	1.66	2.05	3.05	0.49	0.47

Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.05	2.52	3.48	NA	NA

Lipper Core Bond Funds Average	-0.69	1.99	2.20	4.18	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 1.26%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2019, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

After two quiet years, the bond market delivered fireworks in 2018. Concerns about economic growth at the beginning of the year gave way to exuberance by summer and fall as growth shot higher and unemployment fell. Four interest rate hikes by the Federal Reserve pushed the yield on the 10-year Treasury up from 2.41% at the beginning of the year to as high as 3.24% in November. While it ultimately settled at 2.69% by year-end, the fourth quarter was especially tumultuous. A realization that the expectations were perhaps too frothy, a slowdown of other important global economies and concerns about rising debt costs pushed interest rates lower and cooled expectations for 2019.

The Parnassus Fixed Income Fund trailed the Barclays Aggregate Index for the year, with a loss of 1.12% versus a gain of 0.01%. The Fund also trailed its Lipper category, Core Bonds, as the peer set lost an average of 0.69%. The underperformance was driven by the Fund’s substantial overweight allocation to corporate bonds. As of year-end, the Fund held 70% of assets in corporate securities versus 25% for the Index. Concerns about rising interest rates, slowing profit growth and the impact of tariffs pushed the value of corporate bonds lower, especially in the fourth quarter. While our selection of corporate bonds was good – our portfolio of bonds lost 1.28% versus the Barclays Aggregate Index at a loss of 2.54% – the overweight position meant that corporate bonds removed 82 basis points from the total return. (One basis point is 1/100th of one percent.)

Corporate bonds issued by Pentair, Masco Corporation and Xylem outperformed the Index and contributed

Annual Report • 2018

positively to the total return. Pentair, a company that provides water solutions for pools, municipalities and industrial operations,saw its bonds perform well as the company spun off its electrical business and substantially reduce debt. This means that the company is in much better financial condition and the bonds rallied to reflect this rosier picture. Pentair bonds held by the Fund gained 2.82% and added 5 basis points to the total return.

Bonds issued by Masco Corporation have been a solid performer all year and ultimately added 4 basis points to the total return. Masco owns home improvement brands including Behr Paint, Delta Faucets and Milgard Windows. It has benefitted from strong sales, as well as management’s efforts to restructure and improve its windows and cabinets businesses. While we like the company’s longer-term prospects and believe the company is much better positioned for an eventual recession than in prior years, we believe the bonds are close to fair value at this point in the economic cycle. For that reason, we trimmed the position in the fourth quarter.

Finally, bonds issued by Xylem added 4 basis points to the total return in the year. Xylem is the Fund’s other water-focused company, providing highly engineered solutions to a wide range of industries, including agriculture, food and beverage, commercial buildings and waste treatment centers. The company’s technologies facilitate the full cycle of water use, culminating with a return to the environment. The bonds benefitted from the company’s strong performance in the year. As sales rose, margins improved and leverage declined.

Several corporate securities meaningfully detracted from the total return, including those issued by Public Storage, Verisk Analytics and Zayo Group. The Fund’s position in preferred stock issued by Public Storage declined 10.22% and removed 14 basis points from the total return. While the company is facing more competition from new storage facilities being built across the country, this was not the main driver behind the security’s performance. Instead, the preferred stock was impacted by rising interest rates and declining appetite for corporate credit. Public Storage’s preferred stock has the equivalent of an A-rating from Moody’s and a high coupon, so we believe it will prove to be a good long-term investment.

Bonds issued by Verisk Analytics declined by 8.32% and removed 13 basis points from the total return. The company’s performance has been excellent, with operating income increasing steadily the last few years. However, we own the company’s long-dated bonds that mature in 2045. These bonds also have a long duration, which means they are especially sensitive to changes in both Treasury rates and credit spreads, or the premium corporations pay over Treasury bonds. Since interest rates rose and credit spreads widened in the year, these bonds were negatively impacted. We believe the company’s balance sheet will continue to improve and that the services it provides are increasingly relevant, so we maintained our position at year-end.

Parnassus Fixed Income Fund

As of December 31, 2018

(Percentage of net assets)

Finally, bonds issued by Zayo Group, a leading provider of bandwidth infrastructure in North America and Europe, fell 6.24% and removed 11 basis points from the total return. The company missed bookings numbers significantly in the fourth quarter and announced a surprise decision to split the company into two independent entities. Management hopes the separation of the infrastructure unit from the managed

Annual Report • 2018

services business will help improve execution, but we see this as a credit negative. We were disappointed by the news, especially since it was a new holding as of the third quarter, and sold the bonds.

Outlook and Strategy

While we don’t make specific economic forecasts, we did take several steps in the second half of the year to position the Fund more conservatively. The intersection of exuberant expectations and the lapping of one-time events, like the corporate tax cut and a simulative federal budget, made us concerned about future growth expectations.

We reduced exposure to several BBB-rated companies, which sit at the low end of investment grade, as well as to some high-yield companies. Bonds issued by these companies are more volatile during times of economic uncertainty and carry more risk of a downgrade. Specifically, the Fund reduced its position in Sealed Air, a company with a high yield rating from S&P and Masco Corporation, as discussed above. Our position size increased in Microsoft, which is seeing solid growth in cloud computing and is one of the few companies with an AAA rating. We also added a position in Procter & Gamble. We believe P&G is making strides to improve the relevancy of their products as consumer preferences evolve, and we appreciate that its sales are relatively less sensitive to economic swings.

The Fund’s position in supranational bonds also increased in the year, from 2% to about 4%. Though the numbers are small, our supranational bonds did exceptionally well this year and contributed 12 basis points to the total return. Our bonds in this category have been issued by the World Bank and the International Finance Corporation, a member of the World Bank Group. These are both green bonds, which means the proceeds directly support climate-change-mitigating projects in developing countries. We are proud to have participated in the World Bank’s special 10-year anniversary issue of the first-ever green bond, and even more pleased by these bonds’ performance. Both carry excellent credit ratings and are fairly divorced from the political machines that influence Treasury bonds, so they make great investments.

Finally, the duration of the Fund increased in 2018, reflecting the more balanced nature of the interest rate

Value on December 31, 2018

of $10,000 invested on December 31, 2008

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

market. As a reminder, duration is a measure of interest rate sensitivity. The longer the duration, the more the value of the Fund moves as interest rates move. The Fund had a shorter duration than the Index while rates were low, because rates were more likely to rise than fall, and the short duration helped protect the value of the Fund. Now that rates have risen considerably and economic data is mixed, there is less likelihood that interest rates will continue their upward trajectory.

As of year-end, the Fund’s duration is 6.48 years versus 6.09 years for the Barclays Aggregate Index. The bulk of the Fund’s long duration comes from its positions in Treasuries and corporates. The duration of our Treasury portfolio is 6.45 years versus 6.04 years for the Index, though this is partially offset by our underweight allocation. By being long duration in Treasuries, the Fund benefits if rates stay the same or go down. While our corporate bond holdings have a duration of 6.60 years versus the Barclays Aggregate Index at 7.08 years, 6.60 years is considerably longer than the duration of the Index overall. Therefore, our overweight in corporate bonds pulls up the duration as well.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Annual Report • 2018

Responsible Investing Notes

2018 was a fascinating year for the Parnassus Funds. Three dominant ESG themes occurred this year, each a significant matter in its own right: climate change, data privacy and workplace misconduct in Silicon Valley. I’ve written at length about data privacy in the Q2 Responsible Investing Notes, so I won’t touch upon it in this note.

In October, the Intergovernmental Panel on Climate Change gave the world 12 years to drastically cut global carbon emissions or face climate catastrophe, resulting in irreversible changes to the earth’s ecosystems. The report was issued around the time we witnessed a devastating Hurricane Florence, the massive Woolsey Fire in Southern California and the largest and deadliest wildfire in California’s history, the Camp Fire.

Nevertheless, our investments are not standing idle, and a good example is United Parcel Service (UPS). The Environmental Protection Agency reports that in 2016, the Transportation Sector contributed 28% of greenhouse gas emissions in the United States. The EPA further goes on to state that combined, light-, medium- and heavy-duty vehicles contributed 83% of the Transportation Sector’s greenhouse gas emissions.1 UPS has one of the largest fleets in the United States, coming in at 119,000 vehicles. In its 2017 UPS Corporate Sustainability Progress Report, the company disclosed that its vehicles emitted 4.6 million metric tons of CO2. The EPA has a handy CO2 calculator on its website that can give you equivalency results. 4.6 million metric tons of C02, according to the EPA, is the equivalent of 5 billion pounds of coal burned, or 551,000 homes powered for one year.2 UPS has to keep growing its business, but also find ways to mitigate its carbon footprint. In late 2017, UPS announced that it had reserved 125 all-electric Tesla Semis. This has the potential to hit our Principles and Performance® sweet spot. A shift toward electric vehicles along with the company’s relentless focus on efficient and safe routes should help them reduce their carbon footprint without sacrificing their service levels.

Remember, UPS made famous its practice of not pursuing left turns to make its vehicle routes more efficient, saving time and fuel costs. I imagine that they will continue to pursue and improve upon this practice, regardless of their vehicles’ fuel type. We spoke with the company about their Tesla Semi reservation this year, and they had positive remarks about the vehicle. Climate change is a monumental environmental challenge and it will take consumers, investors, companies, governments and various other stakeholders to work together in solving this problem. I’m pleased to see UPS taking a step in the right direction.

Workplace misconduct in Silicon Valley was a recurring theme this year, involving several companies held in our funds. Google, Intel Corporation and Lam Research Corporation came to terms with allegations that senior leaders were acting inappropriately with their direct and indirect reports. Google employees were in an uproar when the New York Times ran a story on how lenient the company was with senior executive Andy Rubin, known for creating Google’s Android mobile software, despite finding credible claims against him of sexual misconduct. Employees went as far as staging a walkout and submitting a list of demands to Google’s senior management team. Senior management did not give in to every demand, but one big win for employees was that the company would end its policy on forced arbitration for claims of sexual harassment. Employees are now able to choose whether they wish to take their case into arbitration or not. While no action could be taken against Andy Rubin because his departure preceded the revelations, this change in policy will improve manager accountability on serious workplace misconduct issues going forward. Google still maintains its reputation as an employer of choice, and I am confident that it will continue to be one going forward.

Intel Corporation and Lam Research Corporation took stronger action than Google when they were made aware of their CEOs’ conduct. Intel’s CEO, Brian Krzanich, resigned after the company was informed that he had violated a 2011 company policy that

1 “Fast Facts on Transportation Greenhouse Gas Emissions,” U.S. Environmental Protection Agency, accessed December 26, 2018, https://www.epa.gov/greenvehicles/fast-facts-transportation-greenhouse-gas-emissions.

2 “Greenhouse Gas Equivalencies Calculator.” U.S. Environmental Protection Agency, last modified December 2018, https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator.

Annual Report • 2018

forbade managers from having relationships with their direct or indirect reports. While the relationship in question happened over a decade ago and was consensual, the board of directors still believed Krzanich should be held accountable for his actions and accepted his resignation.

Lam Research’s CEO, Martin Anstice, resigned for more ambiguous reasons. The company was investigating Anstice for conduct that was not consistent with company values when the CEO submitted his letter of resignation. The company did not disclose specifics, but the board accepted the CEO’s resignation and did not allow him to collect his severance, which is telling. Ultimately, it is the board that is responsible for holding the CEO accountable. Not just for the long-term profitability of the company, but also in the way the CEO conducts business.

These events at Intel and Lam Research were unfortunate, but I’m pleased to see the two boards taking a strong stance against workplace misconduct and holding everyone accountable, no matter their title. I’m confident that executives and boards at other Silicon Valley companies have taken notice and are aware that workplace misconduct can be consequential to their companies, even at the highest levels.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Iyassu Essayas

Director of ESG Research

Annual Report • 2018

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2018 through December 31, 2018.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.84%	$1,000.00	$925.10	$4.08
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.97	$4.28
Parnassus Fund – Institutional Shares: Actual*	0.69%	$1,000.00	$926.00	$3.35
Hypothetical (5% before expenses)	0.69%	$1,000.00	$1,021.73	$3.52
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$975.10	$4.33
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.82	$4.43
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.64%	$1,000.00	$976.10	$3.19
Hypothetical (5% before expenses)	0.64%	$1,000.00	$1,021.98	$3.26
Parnassus Endeavor Fund – Investor Shares: Actual*	0.92%	$1,000.00	$872.90	$4.34
Hypothetical (5% before expenses)	0.92%	$1,000.00	$1,020.57	$4.69
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.72%	$1,000.00	$874.30	$3.40
Hypothetical (5% before expenses)	0.72%	$1,000.00	$1,021.58	$3.67

Annual Report • 2018

	Fund Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$919.60	$4.79
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,020.21	$5.04
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$920.90	$3.63
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.42	$3.82
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,009.60	$3.44
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.47%	$1,000.00	$1,011.40	$2.38
Hypothetical (5% before expenses)	0.47%	$1,000.00	$1,022.84	$2.40

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Annual Report • 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid Cap Fund, and Parnassus Endeavor Fund) and the Parnassus Income Funds (comprised of Parnassus Core Equity Fund and Parnassus Fixed Income Fund) (collectively, the “Trusts”), including the portfolios of investments as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund, and the related notes.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Trusts constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these Trusts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 8, 2019

We have served as the Trusts’ auditor since 1987.

Annual Report • 2018

Parnassus Fund

Portfolio of Investments as of December 31, 2018

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.5%)
FedEx Corp.	128,946	20,802,858

Banks (6.3%)
First Horizon National Corp.	1,600,000	21,056,000
Signature Bank	309,585	31,828,434

		52,884,434

Biotechnology (2.6%)
Gilead Sciences Inc.	343,776	21,503,189

Capital Markets (7.1%)
Charles Schwab Corp.	500,000	20,765,000
Thomson Reuters Corp. [l]	804,967	38,887,956

		59,652,956

Chemicals (7.8%)
Axalta Coating Systems Ltd. [q]	673,680	15,777,586
Linde plc	175,000	27,307,000
PPG Industries Inc.	217,002	22,184,114

		65,268,700

Communications Equipment (3.9%)
Motorola Solutions Inc.	288,079	33,140,608

Diversified Telecom Services (2.8%)
Zayo Group Holdings Inc. [q]	1,042,793	23,817,392

Electronic Equipment Communications (2.5%)
Trimble Inc. [q]	646,590	21,279,277

Equity Real Estate Investment Trusts (2.1%)
Public Storage	85,222	17,249,785

Food Products (4.0%)
Mondelez International Inc., Class A	842,990	33,744,890

Health Care Equipment (4.0%)
Hologic Inc. [q]	811,734	33,362,267

Health Care Provider & Services (3.9%)
CVS Health Corp.	497,728	32,611,139

Health Care Technology (2.6%)
Cerner Corp. [q]	412,037	21,607,220

Hotel Restaurant & Leisure (2.9%)
Belmond Ltd. [q]	981,812	24,574,754

Industrial Manufacturing (3.0%)
3M Company	133,462	25,429,849

Interactive Media & Services (3.7%)
Alphabet Inc., Class A q	30,000	31,348,800

Equities	Shares	Market Value ($)

IT Services (7.5%)
Alliance Data Systems Corp.	251,925	37,808,904
Cognizant Technology Solutions Corp.	391,606	24,859,149

		62,668,053

Leisure Products (2.4%)
Mattel Inc. q l	1,985,411	19,834,256

Machinery (2.1%)
Pentair plc	460,000	17,378,800

Pharmaceuticals (5.6%)
Allergan plc	147,182	19,672,346
Novartis AG (ADR)	321,301	27,570,839

		47,243,185

Professional Services (2.6%)
Nielsen Holdings plc	936,230	21,842,246

Road and Rail (2.1%)
Old Dominion Freight Lines Inc.	145,901	18,017,314

Semiconductor Equipment (1.4%)
NVIDIA Corp.	88,214	11,776,569

Snack & Juice Bars (3.7%)
Starbucks Corp.	479,313	30,867,757

Software (4.1%)
Adobe Systems Inc. [q]	39,020	8,827,885
Cadence Design Systems Inc. [q]	592,966	25,782,162

		34,610,047

Trading Companies & Distributors (2.2%)
Air Lease Corp.	621,213	18,766,845

Wireless Telecom Services (2.8%)
T-Mobile US Inc. [q]	372,637	23,703,440

Total investment in equities (98.2%) (cost $825,920,443)		824,986,630

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Fund

Portfolio of Investments as of December 31, 2018 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Albina Community Bank	0.20%	01/15/2019	250,000	249,617

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/15/2018 Participating depository institutions: Amarillo National Bank, par 241,000; Bank of America, N.A., par 241,000; Peoples Bank, par 18,000; (cost $495,944)	1.15%	03/14/2019	500,000	495,944

Community Development Loans (0.1%) a
BlueHub Loan Fund	1.00%	04/15/2019	100,000	98,291
BlueHub Loan Fund	1.00%	04/15/2019	100,000	98,291
Root Capital Loan Fund	1.25%	02/01/2019	100,000	99,491
TMC Development Working Solutions	1.00%	05/25/2019	100,000	97,617
Vermont Community Loan Fund	1.00%	10/15/2019	100,000	95,282

				488,972

Time Deposits (1.8%)
BBH Cash Management Service
Banco Santander, Madrid	1.77%	01/02/2019	15,416,261	15,416,261

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.9%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	2.11%			7,867,706

Total Short-Term Securities (2.9%) (cost $24,518,500)				24,518,500

Total Securities (101.1%) (cost $850,438,943)				849,505,130

Payable upon return of securities loaned (-0.9%)				(7,867,706)

Other assets and liabilities (-0.2%)				(1,477,746)

Total Net Assets (100.0%)				840,159,678

l This security, or partial position of this security, was on loan at December 31, 2018. The total value of the securities on loan at December 31, 2018 was $7,646,196.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal whose value was determined using significant unobservable inputs.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2018

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.9%)
United Parcel Service Inc., Class B	4,327,835	422,093,747

Apparel & Luxury Goods (2.8%)
VF Corp.	5,761,646	411,035,826

Banks (2.6%)
First Republic Bank	4,346,383	377,700,683

Biotechnology (2.9%)
Gilead Sciences Inc.	6,845,269	428,171,576

Capital Markets (3.1%)
Charles Schwab Corp.	11,018,317	457,590,705

Chemicals (7.2%)
Linde plc	4,447,423	693,975,885
PPG Industries Inc.	3,617,765	369,844,116

		1,063,820,001

Commercial Services & Supplies (2.8%)
Waste Management Inc.	4,630,219	412,043,189

Communications Equipment (2.1%)
Motorola Solutions Inc.	2,688,554	309,291,252

Consumer Finance (6.9%)
American Express Co.	5,042,634	480,663,873
Mastercard Inc., Class A	2,801,154	528,437,702

		1,009,101,575

Energy Equipment & Services (1.4%)
National Oilwell Varco Inc.	7,783,871	200,045,485

Equity Real Estate Investment Trusts (4.2%)
Digital Realty Trust Inc.	2,187,533	233,081,641
Iron Mountain Inc.	7,479,082	242,397,048
Public Storage	735,814	148,936,112

		624,414,801

Food & Staples Retailing (2.8%)
Sysco Corp.	6,671,707	418,049,161

Health Care Equipment (5.6%)
Danaher Corp.	4,451,178	459,005,475
Hologic Inc. [q]	9,083,916	373,348,948

		832,354,423

Health Care Providers & Services (4.6%)
CVS Health Corp.	10,237,314	670,748,813

Health Care Technology (2.6%)
Cerner Corp. [q]	7,255,305	380,468,194

Equities	Shares	Market Value ($)

Household Products (7.4%)
The Clorox Company	3,616,977	557,520,835
The Procter & Gamble Co.	3,362,839	309,112,161
WD-40 Co. Ω	1,220,000	223,577,200

		1,090,210,196

Industrial Manufacturing (4.0%)
3M Company	3,107,037	592,014,830

Interactive Media & Services (2.9%)
Alphabet Inc., Class A [q]	309,801	323,729,653
Alphabet Inc., Class C [q]	102,181	105,819,665

		429,549,318

Machinery (3.2%)
Pentair plc	5,071,456	191,599,608
Xylem Inc.	4,302,734	287,078,412

		478,678,020

Media (4.9%)
The Walt Disney Co.	6,519,215	714,831,925

Multi-Utilities (2.0%)
MDU Resources Group Inc.	6,324,610	150,778,702
Sempra Energy	1,368,323	148,038,865

		298,817,567

Professional Services (2.7%)
Verisk Analytics Inc. [q]	3,584,925	390,900,222

Semiconductor Equipment (1.5%)
NVIDIA Corp.	1,711,291	228,457,348

Snack & Juice Bars (3.6%)
Starbucks Corp.	8,240,917	530,715,055

Software (9.6%)
Cadence Design Systems Inc. [q]	11,451,861	497,926,916
Microsoft Corp.	4,301,420	436,895,229
Synopsys Inc. [q]	5,621,637	473,566,701

		1,408,388,846

Technology Hardware (2.0%)
Apple Inc.	1,848,717	291,616,620

Total investment in equities (98.3%) (cost $12,305,841,589)		14,471,109,378

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2018 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Community Trust Credit Union	1.85%	10/15/2019	250,000	242,137
Urban Partnership Bank	0.30%	09/24/2019	250,000	242,712

				484,849

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/15/2018 Participating depository institutions: Amarillo National Bank, par 241,000; Bank of America, N.A., par 241,000; First United Bank and Trust Company, par 37,607; LegacyTexas Bank, par 172,496; Meadows Bank, par 102,897; Parke Bank, par 241,000; Peoples Bank, par 241,000; Pioneer Bank, par 241,000; Signature Bank, par 241,000; The Park National Bank, par 241,000; (cost $1,983,781)	1.15%	03/14/2019	2,000,000	1,983,781

Community Development Loans (0.1%) a
BlueHub Loan Fund	1.00%	04/15/2019	100,000	98,291
MicroVest Plus, LP Note	2.25%	04/15/2019	7,500,000	7,371,781
New Hampshire Community Loan Fund	1.00%	07/31/2019	500,000	482,658
Root Capital Loan Fund	1.25%	02/01/2019	200,000	198,981
TMC Development Working Solutions	1.00%	05/25/2019	100,000	97,617
Vermont Community Loan Fund	0.85%	04/15/2019	100,000	98,291

				8,347,619

Time Deposits (1.4%)
BBH Cash Management Service ANZ, Melbourne	1.77%	01/02/2019	81,426,975	81,426,975
Bank of Montreal, Montreal	1.77%	01/02/2019	53,450,133	53,450,133
JPMorgan Chase, New York	1.77%	01/02/2019	71,042,002	71,042,002

				205,919,110

Total Short-Term Securities (1.5%) (cost $216,735,359)				216,735,359

Total Securities (99.8%) (cost $12,522,576,948)				14,687,844,737

Other assets and liabilities (0.2%)				28,384,566

Total Net Assets (100.0%)				14,716,229,303

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal whose value was determined using significant unobservable inputs.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2018

Equities	Shares	Market Value ($)

Air Freight & Logistics (4.0%)
United Parcel Service Inc., Class B	1,500,000	146,295,000

Apparel & Luxury Goods (4.1%)
Hanesbrands Inc.	12,000,000	150,360,000

Biotechnology (12.8%)
Biogen Inc. [q]	350,000	105,322,000
Celgene Corp. [q]	2,800,000	179,452,000
Gilead Sciences Inc.	3,000,000	187,650,000

		472,424,000

Capital Markets (3.5%)
Charles Schwab Corp.	3,100,000	128,743,000

Consumer Finance (6.3%)
American Express Co.	1,800,000	171,576,000
Capital One Financial Corp.	600,000	45,354,000
Mastercard Inc., Class A	80,000	15,092,000

		232,022,000

Electronic Equipment Instruments (3.1%)
IPG Photonics Corp. [q]	1,000,000	113,290,000

Health Care Equipment (2.0%)
Hologic Inc. [q]	1,800,000	73,980,000

Health Care Products (1.1%)
Perrigo Co. plc	1,100,000	42,625,000

Health Care Providers & Services (3.8%)
CVS Health Corp.	2,145,000	140,540,400

Interactive Media & Services (3.8%)
Alphabet Inc., Class A [q]	135,000	141,069,600

IT Services (7.0%)
Alliance Data Systems	1,000,000	150,080,000
International Business Machine Corp.	950,000	107,986,500

		258,066,500

Leisure Products (5.2%)
Mattel Inc. q l Ω	19,500,000	194,805,000

Machinery (5.4%)
Cummins Inc.	1,500,000	200,460,000

Pharmaceuticals (4.6%)
Allergan plc	550,000	73,513,000
Bristol-Myers Squibb Co.	1,900,000	98,762,000

		172,275,000

Equities	Shares	Market Value ($)

Semiconductor Equipment (23.8%)
Applied Materials Inc.	6,700,000	219,358,000
Lam Research Corp.	1,500,000	204,255,000
Micron Technology Inc. [q]	6,400,000	203,072,000
NVIDIA Corp.	1,000,000	133,500,000
QUALCOMM Inc.	2,100,000	119,511,000

		879,696,000

Snack & Juice Bars (5.2%)
Starbucks Corp.	3,000,000	193,200,000

Software (2.1%)
Autodesk Inc. [q]	600,000	77,166,000

Technology Hardware (1.2%)
Apple Inc.	280,000	44,167,200

Total investment in equities (99.0%) (cost $4,013,484,707)		3,661,184,700

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2018 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Urban Partnership Bank	0.30%	02/03/2019	250,000	249,096

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Community Bank of the Bay, dated 03/15/2018 Participating depository institutions: Amarillo National Bank, par 241,000; Bank of America, N.A., par 241,000; Peoples Bank, par 18,000; (cost $495,945)	1.15%	03/14/2019	500,000	495,945

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.25%	02/01/2019	100,000	99,491
TMC Development Working Solutions	1.00%	05/25/2019	100,000	97,617

				197,108

Time Deposits (0.4%)
BBH Cash Management Service
JPMorgan Chase, New York	1.77%	01/02/2019	16,343,406	16,343,406

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	2.11%		35,983,073	35,983,073

Total Short-Term Securities (1.4%) (cost $53,268,628)				53,268,628

Total Securities (100.4%) (cost 4,066,753,335)				3,714,453,328

Payable upon return of securities loaned (-1.0%)				(35,983,073)

Other assets and liabilities (0.6%)				19,170,522

Total Net Assets (100.0%)				3,697,640,777

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2018. The total value of the securities on loan at December 31, 2018 was $35,244,476.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal whose value was determined using significant unobservable inputs.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2018

Equities	Shares	Market Value ($)

Air Freight & Logistics (0.9%)
Expeditors International of Washington Inc.	391,418	26,651,652

Apparel & Luxury Goods (4.6%)
Hanesbrands Inc.	5,136,129	64,355,696
VF Corp.	940,715	67,110,608

		131,466,304

Banks (6.4%)
First Horizon National Corp.	7,942,251	104,520,023
First Republic Bank	863,753	75,060,136

		179,580,159

Capital Markets (4.3%)
SEI Investments Co.	1,268,220	58,591,764
Thomson Reuters Corp.	1,275,208	61,605,298

		120,197,062

Chemicals (4.5%)
Axalta Coating Systems Ltd. [q]	2,910,881	68,172,833
Ecolab Inc.	391,918	57,749,117

		125,921,950

Commercial Services & Supplies (2.6%)
Waste Management Inc.	826,156	73,519,623

Communications Equipment (4.3%)
Motorola Solutions Inc.	1,046,462	120,384,989

Diversified Telecom Services (2.4%)
Zayo Group Holdings Inc. [q]	3,026,515	69,125,603

Electronic Equipment Communications (3.1%)
Trimble Inc. [q]	2,638,962	86,848,239

Energy Equipment & Services (2.3%)
National Oilwell Varco Inc.	2,526,512	64,931,359

Equity Real Estate Investment Trusts (6.0%)
Digital Realty Trust Inc.	684,400	72,922,820
Iron Mountain Inc.	1,361,938	44,140,411
Public Storage	264,491	53,535,623

		170,598,854

Food & Staples Retailing (2.4%)
Sysco Corp.	1,087,379	68,135,168

Food Products (2.5%)
McCormick & Co.	504,214	70,206,757

Gas Utilities (1.0%)
Northwest Natural Holding Co.	462,973	27,991,348

Equities	Shares	Market Value ($)

Health Care Equipment (10.1%)
Dentsply Sirona Inc.	918,087	34,162,017
Hologic Inc. [q]	3,041,820	125,018,802
Teleflex Inc.	493,534	127,568,668

		286,749,487

Health Care Technology (2.8%)
Cerner Corp. [q]	1,531,860	80,330,738

Household Products (3.2%)
The Clorox Company	588,371	90,691,506

Insurance (0.5%)
First American Financial Corp.	314,819	14,053,520

Internet & Catalog Retail (1.8%)
eBay Inc. [q]	1,816,874	50,999,653

IT Services (3.8%)
Fiserv Inc. [q]	1,453,696	106,832,119

Machinery (8.5%)
Fortive Corp.	952,268	64,430,453
Pentair plc	1,885,983	71,252,438
Xylem Inc.	1,557,549	103,919,669

		239,602,560

Media (1.5%)
Shaw Communications Inc., Class B	2,325,497	42,068,241

Multi-Utilities (4.9%)
MDU Resources Group Inc.	2,325,721	55,445,189
Sempra Energy	775,370	83,887,280

		139,332,469

Professional Services (4.1%)
Nielsen Holdings plc	820,332	19,138,346
Verisk Analytics Inc. [q]	876,006	95,519,694

		114,658,040

Semiconductor Equipment (1.1%)
Integrated Device Technology Inc. [q]	638,110	30,903,667

Software (5.5%)
ACI Worldwide Inc. [q]	1,292,113	56,181,073
Cadence Design Systems Inc. [q]	667,575	56,236,518
Synopsys Inc. [q]	1,529,433	42,319,411

		154,737,002

Total investment in equities (95.1%) (cost $2,652,186,368)		2,686,518,069

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2018 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Albina Community Bank	0.80%	04/25/2019	250,000	246,850
Beneficial State	0.65%	03/27/2019	250,000	247,672
Urban Partnership Bank	0.30%	03/22/2019	250,000	247,808

				742,330

Time Deposits (4.7%)
BBH Cash Management Service
ANZ, Melbourne	1.77%	01/02/2019	106,773,564	106,773,564
Bank of Montreal, Montreal	1.77%	01/02/2019	25,344,951	25,344,951

				132,118,515

Total Short-Term Securities (4.7%) (cost $132,860,845 )				132,860,845

Total Securities (99.8%) (cost $2,785,047,213)				2,819,378,914

Other assets and liabilities (0.2%)				6,535,165

Total Net Assets (100.0%)				2,825,914,079

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal whose value was determined using significant unobservable inputs.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2018

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Equity Real Estate Investment Trusts (1.2%)
Public Storage [l]	5.15%	06/02/2022	121,127	2,611,498

Multi-Utilities (2.2%)
Sempra Energy	6.00%	01/15/2021	50,000	4,755,500

Total Investment in Preferred Stocks (3.4%) (cost $8,037,583)				7,366,998

Commercial Mortgage-Backed Securities			Principal Amount ($)
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	974,669	999,517
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	633,366	632,304
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	236,239	235,556

Total Investment in Commercial Mortgage- Backed Securities (0.8%) (cost $1,871,765)				1,867,377

Corporate Bonds

Airlines (0.5%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,020,194	1,071,991

Apparel & Luxury Goods (3.2%)
Hanesbrands Inc.	4.63%	05/15/2024	3,000,000	2,812,500
VF Corp.	3.50%	09/01/2021	4,000,000	4,032,848

				6,845,348

Auto Components (2.0%)
APTIV plc	4.25%	01/15/2026	4,500,000	4,377,780

Building Products (1.4%)
Masco Corp.	4.45%	04/01/2025	3,000,000	3,005,571

Capital Markets (1.8%)
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	3,964,476

Chemicals (1.8%)
Praxair Inc.	3.20%	01/30/2026	3,977,000	3,881,329

Commercial Services & Supplies (1.8%)
Waste Management Inc.	3.50%	05/15/2024	2,000,000	1,997,886
Waste Management Inc.	3.15%	11/15/2027	2,000,000	1,909,464

				3,907,350

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2018 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Consumer Finance (2.1%)
Mastercard Inc.	3.38%	04/01/2024	4,500,000	4,528,084

Containers & Packaging (1.2%)
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,506,250

Energy Equipment & Services (1.1%)
National Oilwell Varco Inc.	3.95%	12/01/2042	3,000,000	2,394,216

Equity Real Estate Investment Trusts (2.7%)
Iron Mountain Inc.	6.00%	08/15/2023	2,900,000	2,936,250
Regency Centers LP	3.75%	06/15/2024	3,000,000	2,968,806

				5,905,056

Food & Staples Retailing (3.2%)
Costco Wholesale Corp.	3.00%	05/18/2027	4,000,000	3,858,316
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	2,993,598

				6,851,914

Health Care Equipment (3.4%)
Danaher Corp.	3.35%	09/15/2025	3,750,000	3,688,841
Hologic Inc.	4.38%	10/15/2025	4,000,000	3,720,000

				7,408,841

Health Care Provider & Services (1.8%)
CVS Health Corp.	4.10%	03/25/2025	4,000,000	3,960,088

Hotel Restaurant & Leisure (1.5%)
Hilton Worldwide Finance LLC	4.63%	04/01/2025	3,500,000	3,316,250

Household Products (3.4%)
The Clorox Company	3.50%	12/15/2024	3,500,000	3,496,227
The Procter & Gamble Co.	2.85%	08/11/2027	4,000,000	3,830,412

				7,326,639

Industrial Conglomerates (3.6%)
3M Company	2.88%	10/15/2027	4,000,000	3,839,004
Pentair Finance SA	3.15%	09/15/2022	4,050,000	3,955,125

				7,794,129

Interactive Media Services (1.7%)
Alphabet Inc.	2.00%	08/15/2026	4,000,000	3,636,380

Life Sciences Tools & Services (1.8%)
Agilent Technologies Inc.	3.20%	10/01/2022	2,000,000	1,975,848
Agilent Technologies Inc.	3.05%	09/22/2026	2,000,000	1,850,758

				3,826,606

Machinery (2.9%)
Fortive Corp.	3.15%	06/15/2026	3,000,000	2,829,249
Xylem Inc.	3.25%	11/01/2026	3,500,000	3,325,913

				6,155,162

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2018 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Media (1.8%)
The Walt Disney Co. [l]	2.95%	06/15/2027	4,000,000	3,842,828

Multiline Retail (1.5%)
Nordstrom Inc.	4.00%	03/15/2027	3,500,000	3,305,670

Pharmaceuticals (4.3%)
Bristol-Myers Squibb Co.	3.25%	02/27/2027	3,500,000	3,415,409
Gilead Sciences Inc.	3.70%	04/01/2024	2,500,000	2,495,823
Novartis Capital Corp.	3.00%	11/20/2025	3,500,000	3,390,401

				9,301,633

Professional Services (2.3%)
Nielsen Finance LLC	5.00%	04/15/2022	2,000,000	1,910,000
Verisk Analytics Inc.	5.50%	06/15/2045	3,000,000	3,036,738

				4,946,738

Snack & Juice Bars (2.1%)
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,148,838
Starbucks Corp.	3.75%	12/01/2047	1,500,000	1,242,134

				4,390,972

Software (7.0%)
Adobe Systems Inc.	3.25%	02/01/2025	3,000,000	2,944,215
Autodesk Inc.	4.38%	06/15/2025	4,000,000	4,041,768
Cadence Design Systems Inc.	4.38%	10/15/2024	3,500,000	3,531,042
Microsoft Corp.	2.40%	08/08/2026	2,000,000	1,864,694
Microsoft Corp.	4.25%	02/06/2047	2,500,000	2,624,415

				15,006,134

Technology Hardware (2.6%)
Apple Inc.	2.85%	02/23/2023	2,000,000	1,975,482
Apple Inc.	4.38%	05/13/2045	3,500,000	3,554,488

				5,529,970

Transportation & Infrastructure (1.7%)
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	3,500,000	3,594,356

Total investment in corporate bonds (66.2%) (cost $147,529,104)				142,581,761

Federal Agency Mortgage-Backed Securities
Fannie Mae Pool 890430	3.50%	07/01/2027	612,755	620,243
Fannie Mae Pool AB5163	2.50%	05/01/2027	1,919,653	1,893,924
Fannie Mae Pool AK2413	4.00%	02/01/2042	2,419,219	2,487,562
Fannie Mae Pool AS2502	4.00%	05/01/2044	942,181	965,126
Fannie Mae Pool AV0971	3.50%	08/01/2026	551,055	560,332
Fannie Mae Pool BH1207	4.00%	06/01/2047	3,694,804	3,777,638
Freddie Mac Pool C91754	4.50%	02/01/2034	687,333	718,056
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,005,226	1,030,628

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2018 (continued)

Federal Agency Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Freddie Mac Pool Q52093	3.50%	11/01/2047	4,178,535	4,177,833
Freddie Mac Pool Q52832	4.00%	12/01/2047	891,659	909,422

Total Investment in Federal Agency Mortgage- Backed Securities (8.0%) (cost $17,728,737)				17,140,764

Supranational Bonds
European Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,117,920
International Finance Corp.	2.13%	04/07/2026	4,000,000	3,835,308

Total Investment in Supranational Bonds (3.7%) (cost $7,777,278)				7,953,228

U.S. Government Treasury Bonds
U.S. Treasury	1.50%	01/31/2019	3,000,000	2,998,008
U.S. Treasury	2.75%	02/15/2019	3,000,000	3,001,272
U.S. Treasury	1.25%	04/30/2019	3,000,000	2,987,694
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,049,923
U.S. Treasury	2.38%	05/15/2027	3,000,000	2,937,189
U.S. Treasury	2.25%	08/15/2027	3,000,000	2,903,319
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,015,468
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,046,056
U.S. Treasury	3.13%	11/15/2028	4,000,000	4,149,064
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,187,578
U.S. Treasury	3.00%	08/15/2048	2,000,000	1,990,546
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,121,960	1,109,703
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,117,240	1,084,468
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,066,320	1,027,971
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,207,040	1,281,741

Total Investment in U.S. Government Treasury Bonds (17.1%) (cost $36,365,402)				36,770,000

Total Investment in Long-Term Securities (99.2%) (cost $219,309,869)				213,680,128

Short-Term Securities

Time Deposits (0.1%)
BBH Cash Management Service
JPMorgan Chase, New York	1.77%	01/02/2019	373,032	373,032

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2018 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.8%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	2.11%			3,992,235

Total Short-Term Securities (2.0%) (cost $4,365,267)				4,365,267

Total Securities (101.1%) (cost $223,675,136)				218,045,395

Payable upon return of securities loaned (-1.8%)				(3,992,235)

Other assets and liabilities (0.7%)				1,453,015

Total Net Assets (100.0%)				215,506,175

l This security, or partial position of this security, was on loan at December 31, 2018. The total value of the securities on loan at December 31, 2018 was $3,904,817.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Statement of Assets and Liabilities

December 31, 2018

	Parnassus Fund	Parnassus Core Equity Fund

Assets

Investments in stocks and bonds, at market value – Unaffiliated (cost $825,920,443, $12,267,264,916, $3,684,922,104, $2,652,186,368, $219,309,869)	$824,986,630	$14,247,532,178

Investments in stocks, at market value – Affiliated

(cost of $0, $38,576,673, $328,562,603, $0, $0)	-	223,577,200

Investments in short-term securities

(at cost which approximates market value)	24,518,500	216,735,359

Cash	31,945	378,940

Receivables

Investment securities sold	-	26,137,662

Dividends and interest	718,915	17,941,762

Capital shares sold	981,014	27,038,672

Other assets	27,473	297,675

Total assets	$851,264,477	$14,759,639,448

Liabilities

Payable upon return of loaned securities	7,867,706	-

Capital shares redeemed	2,511,670	33,763,021

Fees payable to Parnassus Investments	504,428	7,970,457

Accounts payable and accrued expenses	220,995	1,676,667

Total liabilities	$11,104,799	$43,410,145

Net assets	$840,159,678	$14,716,229,303

Net assets consist of

Capital paid-in	848,098,236	12,325,534,676

Total distributable earnings (accumulated gain/loss)	(7,938,558)	2,390,694,627

Total net assets	$840,159,678	$14,716,229,303

Net asset value and offering per share

Net assets investor shares	$685,714,581	$8,172,570,848

Net assets institutional shares	$154,445,097	$6,543,658,455

Shares outstanding investor shares	16,913,654	209,618,771

Shares outstanding institutional shares	3,811,479	167,558,237

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$40.54	$38.99

Institutional shares	$40.52	$39.05

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund

$3,466,379,700	$2,686,518,069	$213,680,128

194,805,000	-	-

53,268,628	132,860,845	4,365,267

127,786	219,446	3,210

45,208,339	-	-

499,217	5,108,363	1,669,853

6,795,782	13,278,775	263,823

247,469	107,850	19,466

$3,767,331,921	$2,838,093,348	$220,001,747

35,983,073	-	3,992,235

30,790,053	10,158,323	358,832

2,434,966	1,654,637	64,147

483,052	366,309	80,358

$69,691,144	$12,179,269	$4,495,572

$3,697,640,777	$2,825,914,079	$215,506,175

4,117,763,212	2,773,791,224	223,711,142

(420,122,435)	52,122,855	(8,204,967)

$3,697,640,777	$2,825,914,079	$215,506,175

$2,758,361,095	$1,752,820,999	$157,212,840

$939,279,682	$1,073,093,080	$58,293,335

95,537,166	60,727,509	9,874,059

32,508,540	37,126,911	3,661,967

$28.87	$28.86	$15.92

$28.89	$28.90	$15.92

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Statement of Operations

Year Ended December 31, 2018

	Parnassus Fund	Parnassus Core Equity Fund

Investment income

Dividends – Unaffiliated	$19,003,431	$298,142,507

Dividends – Affiliated	-	2,635,200

Interest	245,112	3,821,647

Securities lending	293,637	7,749

Other income	311	2,129

Foreign witholding tax	(391,128)	(2,848,044)

Total investment income	$19,151,363	$301,761,188

Expenses

Investment advisory fees	6,191,805	93,277,197

Transfer agent fees

Investor shares	253,215	395,982

Institutional shares	9,045	75,838

Fund administration	320,115	5,084,383

Service provider fees	1,111,230	21,424,063

Reports to shareholders	115,701	1,558,162

Registration fees and expenses	88,801	174,524

Custody fees	41,054	461,108

Overdraft charges	3,262	51,728

Professional fees	68,803	280,378

Trustee fees and expenses	19,457	292,882

Proxy voting fees	2,700	2,700

Pricing service fees	4,889	4,789

Other expenses	14,824	182,473

Total expenses	$8,244,901	$123,266,207

Fees waived by Parnassus Investments	-	-

Net expenses	$8,244,901	$123,266,207

Net investment gain	$10,906,462	$178,494,981

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions – Unaffiliated	53,831,331	1,588,322,958

Net realized loss from securities transactions – Affiliated	-	-

Net change in unrealized appreciation of securities – Unaffiliated	(156,193,008)	(1,830,155,735)

Net change in unrealized depreciation of securities – Affiliated	-	79,617,200

Net realized and unrealized loss on securities	$(102,361,677)	$(162,215,577)

Net increase (decrease) in net assets resulting from operations	$(91,455,215)	$16,279,404

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund

$96,953,568	$47,136,649	$505,275

-	-	-

3,421,953	1,985,976	6,799,580

679,357	345,281	95,943

916	472	-

(935,994)	(797,485)	-

$100,119,800	$48,670,893	$7,400,798

33,448,863	20,408,034	1,100,446

280,408	182,108	65,680

10,760	4,605	2,884

1,604,046	908,719	70,683

8,629,687	4,340,197	321,409

615,811	490,734	18,806

184,949	128,973	52,841

173,020	97,438	10,725

17,000	-	-

155,656	85,729	38,423

95,966	51,754	4,402

2,700	2,700	9

4,889	4,889	7,311

58,534	33,810	3,841

$45,282,289	$26,739,690	$1,697,460

-	(575,367)	(312,154)

$45,282,289	$26,164,323	$1,385,306

$54,837,511	$22,506,570	$6,015,492

343,556,808	131,469,840	(2,832,292)

(2,270,400)	-	-

(968,020,818)	(356,075,692)	(5,795,128)

(58,196,000)	-	-

$(684,930,410)	$(224,605,852)	$(8,627,420)

$(630,092,899)	$(202,099,282)	$(2,611,928)

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Statement of Changes in Net Assets

December 31, 2018

	Parnassus Fund		Parnassus Core Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

Investment income from operations

Net investment income	$10,906,462	$9,822,319	$178,494,981	$181,507,478

Net realized gain (loss) from securities transactions	53,831,331	73,482,823	1,588,322,958	1,078,616,554

Net change in unrealized appreciation (depreciation) of securities	(156,193,008)	64,635,974	(1,750,538,535)	1,146,869,033

Increase (decrease) in net assets resulting from operations	$(91,455,215)	$147,941,116	$16,279,404	$2,406,993,065

Net Dividends and Distributions (See Note 2)

Investor shares	(52,329,362)	(69,807,003)	(751,339,575)	(687,646,644)

Institutional shares	(11,463,287)	(11,689,620)	(606,448,984)	(439,496,654)

Distributions to shareholders	$(63,792,649)	$(81,496,623)	$(1,357,788,559)	$(1,127,143,298)

Capital share transactions

Investor shares

Proceeds from sale of shares	76,605,377	224,555,031	1,107,726,803	1,508,188,846

Reinvestment of dividends	51,267,989	67,850,609	734,160,955	681,913,192

Shares repurchased	(237,211,156)	(205,040,418)	(2,829,871,374)	(3,382,979,142)

Institutional shares

Proceeds from sale of shares	66,373,040	88,662,671	2,217,369,071	2,327,391,681

Reinvestment of dividends	10,799,556	11,219,954	576,463,190	356,456,177

Shares repurchased	(58,103,444)	(22,146,832)	(1,863,347,571)	(1,453,510,562)

Increase (decrease) in net assets from capital share transactions	(90,268,638)	165,101,015	(57,498,926)	37,460,192

Increase (decrease) in net assets	$(245,516,502)	$231,545,508	$(1,399,008,081)	$1,317,309,959

Net Assets

Beginning of year	1,085,676,180	854,130,672	16,115,237,384	14,797,927,425

End of year	$840,159,678	$1,085,676,180	$14,716,229,303	$16,115,237,384

Undistributed net investment income (loss)	$1,088,615	$1,476,189	$(4,764,260)	$(1,933,527)

Shares issued and redeemed

Investor shares

Shares sold	1,616,721	4,706,141	25,481,901	36,346,418

Shares issued through dividend reinvestment	1,180,329	1,425,829	17,864,692	16,203,184

Shares repurchased	(5,010,239)	(4,257,798)	(65,047,143)	(80,862,765)

Institutional shares

Shares sold	1,416,961	1,845,103	50,410,117	55,673,068

Shares issued through dividend reinvestment	249,182	235,501	13,995,770	8,450,001

Shares repurchased	(1,220,589)	(457,005)	(42,996,984)	(34,792,490)

Net increase (decrease) in shares outstanding

Investor shares	(2,213,189)	1,874,172	(21,700,550)	(28,313,163)

Institutional shares	445,554	1,623,599	21,408,903	29,330,579

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Parnassus Endeavor Fund		Parnassus Mid Cap Fund		Parnassus Fixed Income Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$54,837,511	$41,504,404	$22,506,570	$21,477,279	$6,015,492	$5,278,809

341,286,408	357,499,761	131,469,840	92,538,256	(2,832,292)	677,256

(1,026,216,818)	374,012,412	(356,075,692)	233,723,141	(5,795,128)	1,144,295

$(630,092,899)	$773,016,577	$(202,099,282)	$347,738,676	$(2,611,928)	$7,100,360

(335,639,516)	(250,869,208)	(66,852,851)	(81,989,840)	(4,489,888)	(4,505,190)

(117,521,066)	(61,883,296)	(40,664,330)	(33,163,723)	(1,600,712)	(942,865)

$(453,160,582)	$(312,752,504)	$(107,517,181)	$(115,153,563)	$(6,090,600)	$(5,448,055)

1,063,025,072	2,387,291,707	542,007,343	925,624,325	35,061,756	76,388,408

329,640,217	234,871,765	64,318,952	78,144,137	4,399,117	4,326,813

(2,010,698,864)	(1,331,479,320)	(680,722,531)	(656,479,341)	(57,606,760)	(93,582,289)

669,640,268	798,134,970	684,718,832	532,557,081	29,452,802	33,089,367

95,610,899	59,314,656	32,980,076	30,597,593	1,427,398	808,023

(583,705,498)	(193,847,799)	(309,420,110)	(117,149,172)	(18,051,480)	(7,329,331)

(436,487,906)	1,954,285,979	333,882,562	793,294,623	(5,317,167)	13,700,991

$(1,519,741,387)	$2,414,550,052	$24,266,099	$1,025,879,736	$(14,019,695)	$15,353,296

5,217,382,164	2,802,832,112	2,801,647,980	1,775,768,244	229,525,870	214,172,574

$3,697,640,777	$5,217,382,164	$2,825,914,079	$2,801,647,980	$215,506,175	$229,525,870

$-	$-	$199,242	$2,045,484	$257,049	$-

28,522,389	67,644,108	16,884,215	30,163,394	2,180,458	4,598,378

10,407,109	6,215,559	2,130,749	2,438,127	275,012	260,645

(55,976,806)	(37,274,595)	(21,312,825)	(21,208,638)	(3,592,125)	(5,629,448)

18,227,883	22,551,107	21,482,438	17,214,813	1,837,558	1,993,176

3,017,252	1,567,221	1,094,122	952,351	89,329	48,673

(16,460,600)	(5,339,429)	(9,753,816)	(3,729,961)	(1,128,558)	(441,259)

(17,047,308)	36,585,072	(2,297,861)	11,392,883	(1,136,655)	(770,425)

4,784,535	18,778,899	12,822,744	14,437,203	798,329	1,600,590

The accompanying notes are an integral part of these financial statements.

Annual Report • 2018

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of five separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Effective with the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure

Annual Report • 2018

Notes to Financial Statements (continued)

changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below. For the year ended December 31, 2017, distributions to shareholders were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund
Distributions
From net investment income
Investor shares	(8,540,650)	(131,603,378)	(85,344,362)	(29,790,546)	(4,505,190)
Institutional shares	(1,705,905)	(87,547,245)	(22,407,670)	(13,115,409)	(942,865)
From realized capital gains
Investor shares	(61,266,353)	(556,043,266)	(165,524,846)	(52,199,294)	-
Institutional shares	(9,983,715)	(351,949,409)	(39,475,626)	(20,048,314)	-
Distributions to shareholders	$(81,496,623)	$(1,127,143,298)	$(312,752,504)	$(115,153,563)	$(5,448,055)

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds’ pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.20% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

Annual Report • 2018

Notes to Financial Statements (continued)

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At December 31, 2018, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	1,256,028	(1,256,028)	-
BMO Capital Markets	218,412	(218,412)	-
Credit Suisse Securities (USA)	5,868,576	(5,868,576)	-
UBS AG London Branch	303,180	(303,180)	-
Total	7,646,196	(7,646,196)	-

Annual Report • 2018

Notes to Financial Statements (continued)

Parnassus Endeavor Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	951,526	(951,526)	-
Deutsche Bank Securities Inc.	644,112	(644,112)	-
Deutsche Bank Securities Inc.	2,205,646	(2,205,646)	-
Morgan Stanley & Co., LLC	22,666,182	(22,666,182)	-
SG Americas Securities, LLC	191,842	(191,842)	-
UBS AG London Branch	6,953,020	(6,953,020)	-
UBS AG London Branch	934,360	(934,360)	-
UBS Securities LLC	697,788	(697,788)	-
Total	35,244,476	(35,244,476)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	3,111,393	(3,111,393)	-
Barclays Capital Inc.	512,814	(512,814)	-
Barclays Capital Inc.	171,577	(171,577)	-
Deutsche Bank Securities Inc.	109,033	(109,033)	-
Total	3,904,817	(3,904,817)	-

1 Collateral value of $7,867,706, $35,983,073 and $3,992,235 has been received in connection with securities lending agreements for Parnassus Fund, Parnassus Endeavor Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of December 31, 2018, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Fund and Parnassus Endeavor Fund, in the amounts of $7,867,706 and $35,983,073, respectively, as well as the corporate securities on loan in the Parnassus Fixed Income Fund in the amount of $3,992,235.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Fund, Parnassus Core Equity

Fund and Parnassus Endeavor Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign

Annual Report • 2018

Notes to Financial Statements (continued)

currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements.

Annual Report • 2018

Notes to Financial Statements (continued)

These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2015 or state taxing authorities before 2014.

Tax Matters and Distributions

At December 31, 2018, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund
Cost of investment	$855,460,748	$12,528,046,219	$4,080,626,417	$2,785,982,182	$223,675,136
Gross unrealized appreciation	$79,296,232	$2,756,717,998	$271,251,255	$289,204,296	$999,646
Gross unrealized depreciation	$(85,251,850)	$(596,919,480)	$(637,424,345)	$(255,807,564)	$(6,629,387)
Net unrealized appreciation (depreciation)	$(5,955,618)	$2,159,798,518	$(366,173,090)	$33,396,732	$(5,629,741)
Distributable earnings – ordinary income	$10,905,323	$180,177,036	$55,954,594	$22,503,326	$6,015,725
Distributable earnings – long-term capital gains	$59,430,136	$1,580,813,389	$404,739,511	$110,687,566	$-
Undistributed earnings – ordinary income	$1,088,616	$2,397,253	$-	$199,244	$257,297
Undistributed earnings – long-term capital gains	$-	$228,498,855	$-	$18,526,881	$-

	Parnassus Fund		Parnassus Core Equity Fund		Parnassus Endeavor Fund
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary Income	$11,292,897	$10,246,555	$177,779,783	$206,763,094	$69,660,725	$107,752,032
Long-term capital gains	52,499,752	71,250,068	1,180,008,776	920,380,204	383,499,857	205,000,472
Total distributions	$63,792,649	$81,496,623	$1,357,788,559	$1,127,143,298	$453,160,582	$312,752,504

	Parnassus Mid Cap Fund		Parnassus Fixed Income Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary Income	$24,012,804	$43,330,674	$6,090,600	$5,448,055
Long-term capital gains	83,504,377	71,822,889	-	-
Total distributions	$107,517,181	$115,153,563	$6,090,600	$5,448,055

Annual Report • 2018

Notes to Financial Statements (continued)

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2018. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Decrease in Total Distributable Earnings	Increase in Aggregate Capital Paid-In
Parnassus Fund	$(6,930,384)	$6,930,384
Parnassus Core Equity Fund	(179,178,821)	179,178,821
Parnassus Endeavor Fund	(66,318,741)	66,318,741
Parnassus Mid Cap Fund	(8,830,613)	8,830,613
Parnassus Fixed Income Fund	-	-

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2018, that is valued at fair value on a recurring basis:

Parnassus Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$78,869,632	$-	$-	$78,869,632

Consumer Discretionary	75,276,767	-	-	75,276,767

Consumer Staples	33,744,890	-	-	33,744,890

Financials	73,649,434	-	-	73,649,434

Health Care	156,327,000	-	-	156,327,000

Industrials	161,125,869	-	-	161,125,869

Information Technology	163,474,553	-	-	163,474,553

Materials	65,268,700	-	-	65,268,700

Real Estate	17,249,785	-	-	17,249,785

Short-Term Investments	23,283,967	-	1,234,533	24,518,500
Total	$848,270,597	$-	$1,234,533	$849,505,130

Annual Report • 2018

Notes to Financial Statements (continued)

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$1,144,381,243	$-	$-	$1,144,381,243

Consumer Discretionary	941,750,880	-	-	941,750,880

Consumer Staples	1,508,259,356	-	-	1,508,259,356

Energy	200,045,485	-	-	200,045,485

Financials	1,315,955,261	-	-	1,315,955,261

Health Care	2,311,743,006	-	-	2,311,743,006

Industrials	2,295,730,008	-	-	2,295,730,008

Information Technology	2,766,191,769	-	-	2,766,191,769

Materials	1,063,820,001	-	-	1,063,820,001

Real Estate	624,414,801	-	-	624,414,801

Utilities	298,817,568	-	-	298,817,568

Short-Term Investments	205,919,110	-	10,816,249	216,735,359
Total	$14,677,028,488	$-	$10,816,249	$14,687,844,737

Parnassus Endeavor Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$141,069,600	$-	$-	$141,069,600

Consumer Discretionary	538,365,000	-	-	538,365,000

Financials	345,673,000	-	-	345,673,000

Health Care	901,844,400	-	-	901,844,400

Industrials	346,755,000	-	-	346,755,000

Information Technology	1,387,477,700	-	-	1,387,477,700

Short-Term Investments	52,326,479	-	942,149	53,268,628
Total	$3,713,511,179	$-	$942,149	$3,714,453,328

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$111,193,843	$-	$-	$111,193,843

Consumer Discretionary	182,465,958	-	-	182,465,958

Consumer Staples	229,033,431	-	-	229,033,431

Energy	64,931,358	-	-	64,931,358

Financials	252,225,443	-	-	252,225,443

Health Care	367,080,226	-	-	367,080,226

Industrials	516,037,172	-	-	516,037,172

Information Technology	499,706,017	-	-	499,706,017

Materials	125,921,950	-	-	125,921,950

Real Estate	170,598,854	-	-	170,598,854

Utilities	167,323,817	-	-	167,323,817

Short-Term Investments	132,118,515	-	742,330	132,860,845
Total	$2,818,636,584	$-	$742,330	$2,819,378,914

Annual Report • 2018

Notes to Financial Statements (continued)

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stock	$7,366,998	$-	$-	$7,366,998

Commercial Mortgage-Backed Securities	-	1,867,377	-	1,867,377

Corporate Bonds	-	142,581,761	-	142,581,761

Federal Agency Mortgage-Backed Securities	-	17,140,764	-	17,140,764

Supranational Bonds	-	7,953,228	-	7,953,228

U.S. Government Treasury Bonds	-	36,770,000	-	36,770,000

Short-Term Investments	4,365,267	-	-	4,365,267
Total	$11,732,265	$206,313,130	$-	$218,045,395

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2018:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Certificates of Deposit	Community Development Loans

Balance as of December 31, 2017	$2,435,636	$10,816,440	$942,210	$990,193	$1,428,987

Discounts/premiums amortization	48,897	(191)	(61)	2,137	71,013

Purchases	1,250,000	11,000,000	950,000	750,000	-

Sales	(2,500,000)	(11,000,000)	(950,000)	(1,000,000)	(1,500,000)
Balance as of December 31, 2018	$1,234,533	$10,816,249	$942,149	$742,330	$-

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$745,561	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$488,972	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Annual Report • 2018

Notes to Financial Statements (continued)

	Fair Value at December 31, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$2,468,630	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,347,619	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Endeavor Fund
Certificates of Deposit	$745,041	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$197,108	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$742,330	Liquidity Discount	Discount for Lack of Marketability	4%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$464,667,879	$-	$590,400,457
Parnassus Core Equity Fund	-	4,920,334,582	-	6,067,639,270
Parnassus Endeavor Fund	47,141,478	3,300,488,727	3,095,014	3,832,418,731
Parnassus Mid Cap Fund	-	1,140,374,743	-	849,687,593
Parnassus Fixed Income Fund	-	110,069,457	-	97,923,388

Annual Report • 2018

Notes to Financial Statements (continued)

The above includes purchases and sales of U.S. Government securities in the amount of $32,856,211 and $33,199,297, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. For the year ended December 31, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Fund – Investor Shares and to 0.94% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund

– Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2018.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds – Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Shares do not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2018, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

Annual Report • 2018

Notes to Financial Statements (continued)

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2018 is set forth below.

	Beginning shares as of January 1, 2018	Shares purchased	Shares sold	Ending shares as of December 31, 2018	Market Value of affiliates at December 31, 2018	Net realized gain (loss) at December 31, 2018	Net unrealized appreciation (depreciation) at December 31, 2018	Dividend Income at December 31, 2018

Parnassus Core Equity Fund

Name of Company:

WD-40 Co.	1,220,000	-	-	1,220,000	$223,577,200	$-	$185,000,527	$2,635,200
Total Affiliates					$223,577,200	$-	$185,000,527	$2,635,200

Parnassus Endeavor Fund

Name of Company:

Mattel Inc.	16,450,000	3,289,381	239,381	19,500,000	$194,805,000	$(2,270,400)	$(133,757,603)	$-
Total Affiliates					$194,805,000	$(2,270,400)	$(133,757,603)	$-

Annual Report • 2018

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Fund – Investor Shares
2018	$48.27	$0.50	$(5.01)	$(4.51)	$(0.54)	$(2.68)	$(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	(0.92)
2015	48.09	0.32	(0.01)	0.31	(1.78)	(6.16)	(7.94)
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	(4.46)
Parnassus Fund – Institutional Shares
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	(0.99)
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	(8.00)
Parnassus Core Equity Fund – Investor Shares
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	(1.49)
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	(3.56)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	(1.26)
Parnassus Core Equity Fund – Institutional Shares
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	(1.57)
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	(3.64)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	(1.34)
Parnassus Endeavor Fund – Investor Shares
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	(1.07)
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	(2.88)
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	(2.01)
Parnassus Endeavor Fund – Institutional Shares
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	(1.12)
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	(2.93)
Parnassus Mid Cap Fund – Investor Shares
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	(0.80)
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	(1.64)
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	(0.52)

Annual Report • 2018

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$40.54	(9.73)%		$685,715	0.85%		0.85%		1.06%		47.26%
48.27	16.08		923,262	0.84		0.84		0.96		37.45
44.97	13.46		775,818	0.86		0.86		0.90		41.70
40.46	0.26		708,944	0.84		0.84		0.64		68.52
48.09	14.68		679,130	0.84		0.84		0.47		60.44

40.52	(9.57)		154,445	0.69		0.69		1.21		47.26
48.25	16.25		162,414	0.69		0.69		1.11		37.45
44.95	13.59		78,313	0.71		0.71		1.04		41.70
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)

38.99	(0.18)		8,172,571	0.87		0.87		1.03		31.43
42.67	16.58		9,870,059	0.87		0.87		1.09		24.52
39.29	10.41		10,200,768	0.87		0.87		1.03		22.89
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90
40.69	14.48		8,558,905	0.87		0.87		1.11		14.32

39.05	0.05		6,543,658	0.63		0.63		1.24		31.43
42.73	16.81		6,245,179	0.64		0.64		1.31		24.52
39.35	10.61		4,597,160	0.66		0.66		1.25		22.89
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90
40.75	14.71		3,024,069	0.67		0.67		1.17		14.32

28.87	(13.49)		2,758,361	0.95		0.95		1.04		70.96
37.18	19.81		4,185,857	0.92		0.92		0.94		43.21
32.99	21.42		2,507,515	0.97		0.95		0.64		34.08
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23
29.95	18.51		770,332	1.02		0.95		0.62		39.51

28.89	(13.25)		939,280	0.72		0.72		1.25		70.96
37.21	20.03		1,031,525	0.72		0.72		1.12		43.21
33.01	21.68		295,317	0.74		0.74		0.80		34.08
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)

28.86	(6.64)		1,752,821	1.02		0.99		0.71		31.52
32.07	15.79		2,021,276	1.01		0.99		0.83		33.27
28.87	16.07		1,490,587	1.01		0.99		0.75		18.81
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01
27.40	11.24		305,297	1.09		1.09		0.84		21.62

Annual Report • 2018

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Fund – Institutional Shares
2018	$32.11	$0.31	$(2.33)	$(2.02)	$(0.29)	$(0.90)	$(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	(0.83)
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	(1.69)
Parnassus Fixed Income Fund – Investor Shares
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	-	(0.39)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	(0.42)
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	(0.34)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	(0.51)
Parnassus Fixed Income Fund – Institutional Shares
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	-	(0.42)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	(0.45)
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	(0.25)

Annual Report • 2018

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$28.90	(6.39)%		$1,073,093	0.75%		0.75%		0.95%		31.52%
32.11	16.04		780,372	0.75		0.75		1.09		33.27
28.90	16.28		285,182	0.80		0.80		0.95		18.81
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)

15.92	(1.12)		157,213	0.86		0.68		2.64		46.43
16.54	3.10		182,161	0.82		0.68		2.25		38.48
16.42	2.42		193,440	0.80		0.68		2.04		39.47
16.44	0.70		182,130	0.79		0.68		1.98		35.80
16.66	4.49		192,614	0.78		0.68		1.84		52.57

15.92	(0.89)		58,293	0.45		0.45		2.90		46.43
16.54	3.37		47,365	0.47		0.47		2.46		38.48
16.41	2.55		20,733	0.49		0.49		2.22		39.47
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Mid Cap Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.85% for the Parnassus Mid Cap Fund – Institutional Shares and 0.58% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

Annual Report • 2018

Additional Information (unaudited)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Jerome L. Dodson
Age	64	70	55	75
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Lead Independent Trustee	Trustee, Audit Committee Chair	Trustee	Chairman of the Board and Trustee
Term of Office and Length of Service	Indefinite.* Since 2013.	Indefinite.* Since 2012.	Indefinite.* Since 2017.	Indefinite. As Trustee, since 1992 for Parnassus Income Funds and since 1984 for the Parnassus Funds. As Chairman of the Board, since 2017.
Principal Occupation(s) During Past 5 Years	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	Independent Trustee, FAM Funds, since 2012. Previously employed by Investment Company Institute from 1986 to 2012, serving as Vice President, Operations & Continuing Education from 1993 to 2012.	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently a trustee at both the American Conservatory Theater and the San Francisco University High School.	Portfolio Manager of Parnassus Investments since 1984. Director of Parnassus Investments since 1984. Chief Executive Officer of Parnassus Investments from 1984 to May 1, 2018. President of Parnassus Investments from 1984 to 2017.
Portfolios in the Fund Complex Overseen by Trustee	Five	Five	Five	Five

Other Directorships Held by Trustee	CVS Health Corporation	FAM Funds	None	None

§ “Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

† An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

* Subject to the mandatory retirement age for independent Trustees.

Additional information about the Funds’ Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and

Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2018

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§
Name	Benjamin E. Allen	Marc C. Mahon	Todd C. Ahlsten	John V. Skidmore II	Downey H. Blount
Age	41	41	46	53	48
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	President and CEO	Executive Vice President and Treasurer	Vice President	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary
Term of Office and Length of Service	Indefinite. As President, since 2017. As CEO, since May 1, 2018.	Indefinite. As Treasurer, since 2007. As Executive Vice President since 2017.	Indefinite. Since 2001.	Indefinite. Since 2008.	Indefinite. Since 2015.

Principal Occupation(s) During Past 5 Years	Chief Executive Officer of Parnassus Investments since May 1, 2018. President of Parnassus Investments since 2017. Co-Portfolio Manager of Parnassus Core Equity Fund since 2012. Director of Research at Parnassus Investments from 2007 to 2013.	Chief Operating Officer of Parnassus Investments since May 1, 2018. Chief Financial Officer of Parnassus Investments since 2007.	Portfolio Manager of Parnassus Core Equity Fund since 2001. Chief Investment Officer of Parnassus Investments since 2007.	Chief Compliance Officer of Parnassus Investments since 2008.	Deputy Chief Compliance Officer of Parnassus Investments since January 1, 2019. Chief Compliance Officer of Parnassus Funds Distributor since 2015. Senior Compliance Officer of Parnassus Investments from 2014 through 2018. Project Manager of Parnassus Investments during 2013.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report • 2018

Additional Information (unaudited) (continued)

Federal Income Tax Information

For the year ended December 31, 2018, the following percentages of ordinary income distributed by the

Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	100.00%	100.00%
Parnassus Core Equity Fund	100.00%	100.00%
Parnassus Endeavor Fund	92.06%	92.20%
Parnassus Mid Cap Fund	99.32%	99.33%
Parnassus Fixed Income Fund	6.23%	6.23%

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

       Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

       If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105    |    (800) 999-3505    |    www.parnassus.com

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2018. During the fiscal year ending December 31, 2018 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he had worked since 1986 and had served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler has been a trustee of the Fenimore Asset Management (FAM) Funds since 2012. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2017 and 2018 were $189,581 and $177,972 respectively and the Parnassus Income Funds fiscal year ended December 31, 2017 and 2018 were $136,419 and $139,328 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2017 and 2018 were $24,440 and $22,789 respectively and the Parnassus Income Funds fiscal years ended December 31, 2017 and 2018 were $14,600 and $13,266 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $— and $— for the Parnassus Funds fiscal years ended December 31, 2017 and 2018, respectively and $— and $— for the Parnassus Income Funds fiscal years ended December 31, 2017 and 2018, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2019	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 8, 2019

	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: February 8, 2019

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer